PROFESSIONAL BUSINESS MANAGEMENT AGREEMENT



     This Professional Business Management Agreement (the "Agreement") is made and entered into effective as of May 25, 2003, by and between EyeMasters, Inc., a Delaware corporation ("Professional Business Manager"), and S.L. Christensen, O.D. & Associates, P.C., an Arizona professional corporation (the "Practice").

                                R E C I T A L S
                                - - - - - - - -

     A. The Practice and the Business Manager previously entered into that certain Business Management Agreement, dated on or about February 26, 2000 (the "Terminated Business Management Agreement"), pursuant to which the Business Manager provided certain management services to the Practice at certain offices located adjacent to optical retail stores operating in Arizona under the name "EyeMasters";

     B. The Terminated Business Management has been terminated, effective April 23, 2003, in accordance with its terms and the parties hereto desire to enter into a new management agreement, upon mutually acceptable terms, governing the provision of management services at some, but not all, of the office locations previously covered by the Terminated Business Management Agreement;

     C. The Practice desires to provide Professional Eye Care Services to the general public at office(s) located adjacent to certain optical retail stores operating under the name "EyeMasters" in Arizona and engage the Professional Business Manager to provide management services at such offices (such office locations, each to be listed on Exhibit A as attached hereto and amended from time to time, are hereinafter referred to as the "EyeMasters Practice Locations");

     D. The Practice desires to engage Professional Business Manager to provide equipment and such management, administrative and business services as are necessary and appropriate for the day-to-day administration of the non-optometric aspects of the Practice's professional eye care practice at each of the EyeMasters Practice Locations, and Professional Business Manager desires to provide such, upon the terms and conditions hereinafter set forth, for the purpose of enhancing the cost-efficiency and quality of services rendered by the Practice to its patients.

     NOW, THEREFORE, for and in consideration of the mutual agreements, terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     For the purposes of this Agreement, the following terms shall have the following meanings ascribed thereto, unless otherwise clearly required by the context in which such term is used:

     1.1     Agreement.  The  term  "Agreement"  shall  mean  this instrument as
             ---------
originally executed and delivered, or, if amended or supplemented, as so amended or supplemented.

     1.2     Budget.  The  term  "Budget"  shall  mean  an  operating budget and
             ------
capital  expenditure  budget for each fiscal year as prepared in accordance with
Section  3.11(a).

     1.3     Clinical  Duties.  The  term  "Clinical  Duties"  shall  mean those
             ----------------
duties of Non-Professional Personnel (as defined below) which entail directly or indirectly assisting a Professional (as defined below) in the scheduling, examination or care of patients in the course of providing Professional Eye Care Services, regardless of whether the performance of such duties requires licensure under applicable state law.

     1.4     Confidential  Information.  The  term  "Confidential  Information"
             -------------------------
shall mean any information of Professional Business Manager or the Practice, as appropriate (whether written or oral), including all business management or economic studies, patient lists, proprietary forms, proprietary business or management methods, marketing data, fee schedules, or trade secrets of the Professional Business Manager or of the Practice, as applicable, whether or not such Confidential Information is disclosed or otherwise made available to one Party by the other Party pursuant to this Agreement. Confidential Information shall also include the terms and provisions of this Agreement and any transaction or document executed by the Parties pursuant to this Agreement. Confidential Information does not include any information that the receiving party can establish (a) is or becomes generally available to and known by the public or optometric community (other than as a result of an unpermitted disclosure directly or indirectly by the receiving party or its affiliates, advisors, or Representatives); (b) is or becomes available to the receiving party on a nonconfidential basis from a source other than the furnishing party or its affiliates, advisors or Representatives, provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to the furnishing party of which the receiving party has knowledge; or
(c) has already been or is hereafter independently acquired or developed by the receiving party without violating any confidentiality agreement with or other obligation of secrecy to the furnishing party.

     1.5     Executive  Office  Administrator.  The  term  "Executive  Office
             --------------------------------
Administrator" shall mean the employee of Professional Business Manager having executive authority and responsibility for the general and active management of the Professional Business Manager.

     1.6     EyeMasters  Practice  Locations.  The  term  "EyeMasters  Practice
             -------------------------------
Locations"  shall  have  the  meaning  set  forth  in  the  Recitals.

     1.7     GAAP.  The  term "GAAP" shall mean generally accepted United States
             ----
accounting  principles.

     1.8     Management  Fee.  The  term  "Management  Fee"  shall  mean  the
             ---------------
Professional Business Manager's compensation established as described in Article V hereof.

     1.9     Management Services.  The term "Management Services" shall mean the
             -------------------
business, administrative, and management services to be provided for the Practice and the Office hereunder, including, without limitation, the provision of equipment, inventory and supplies, support services, personnel (excluding Professionals) management, administration, financial record keeping, and reporting, and other business office services, all as reasonably contemplated by this Agreement and which are necessary for the conduct of the Practice's business at the EyeMasters Practice Locations.

     1.10     Non-Professional  Personnel.     The  term  "Non-Professional
              ----------------------------
Personnel" shall mean those individuals employed primarily at the Office who are not Optometrists or Ophthalmologists.

     1.11     Office.  The term "Office" shall mean the facilities and locations
              ------
used by the Practice with respect to the EyeMasters Practice Locations, all business operations related to the Practice's optometric and/or therapeutic optometric practice at the EyeMasters Practice Locations, and all related business operations of the Practice which are to be administered by Professional Business Manager under this Agreement.

     1.12     Office  Expense.  The  term "Office Expense" shall mean all direct
              ---------------
out-of-pocket operating and non-operating expenses incurred by the Professional Business Manager in the provision of Management Services to the Office and shall include all operating and non-operating expenses incurred by the Practice relating to the items set forth in this Section. The Professional Business Manager shall be reimbursed by the Practice for any reasonable Office Expense incurred by the Professional Business Manager in the provision of services to the Practice hereunder, upon request by the Professional Business Manager. Office Expense shall not include any Professional Business Manager Expense, Practice Expense or Shareholder Expense or any state, local or federal income or franchise tax. Without limitation, Office Expense shall include the following expenses to the extent relating to the EyeMasters Practice Locations:

          (a) comprehensive general and professional liability insurance covering the Office, employees of the Practice in connection with the operation of the Office and employees of Professional Business Manager in connection with the operation of the Office;

          (b) the expense of using, leasing, purchasing or otherwise procuring and maintaining the Office premises (e.g., rent expense and related charges);


          (c) all expenses reflected in the budget that are not Professional Business Manager Expenses, Practice Expenses or Shareholder Expenses;

          (d) reasonable costs and expenses (to the extent not covered by insurance) of lawsuits or claims against the Professional Business Manager or its personnel, or the Practice, its Professional(s), or its other personnel related to their performance of duties at the Office or their interest in assets used in connection with the Office, provided that if any of the Professional Business Manager or its personnel, or the Practice, its Professional(s), or its other personnel do not prevail in the lawsuit or claim or settle the matter with a material payment by the party (the party at "fault"), such costs and expenses shall be deemed a Professional Business Manager Expense in the event of Professional Business Manager's fault or the fault of its personnel and a Practice Expense in the event of fault by the Practice, its Professional(s), or its other personnel whereupon the Practice and such Professional(s) or other personnel shall be jointly responsible for the immediate reimbursement of the sums advanced by Professional Business Manager; provided further that Professional Business Manager shall not advance such costs and expenses from the Account if the Practice Advisory Council concludes that (i) it is unlikely that the Professional Practice Account will be reimbursed if the party involved will not prevail in the lawsuit or claim, or (ii) a reasonable third person would believe that obtaining a reimbursement of the advanced sums will be difficult to achieve; and the Parties acknowledge that nothing in this Section shall create any liability on the part of a Professional who would otherwise be shielded from personal liability by the corporate or limited liability structure of the Practice; and

          (e) key person life and disability insurance premiums related to policies which the Parties agree to acquire on the life of the Practice's Shareholders or Professionals, whereupon any proceeds shall be paid to the Professional Practice Account, unless the Parties agree to a specific split of the proceeds. Should only the Practice choose to obtain key person life insurance, the Practice shall pay all premiums as a Practice Expense and shall receive all proceeds. Further, if only the Professional Business Manager chooses to obtain such insurance, Professional Business Manager shall pay all premiums as a Professional Business Manager Expense and shall receive all proceeds. The Practice shall cause its Shareholders and Professionals to submit to a medical examination necessary to obtain such insurance.

     Expenses contemplated in this paragraph (other than Section 1.12(d)) shall be in the Budget or approved by the Practice Advisory Council, and where reasonably determinable, are intended to be reasonable and customary based upon similar relationships generally existing between national practice management companies and practices they manage. The expenses related to individuals who are consultants of or employed by Professional Business Manager and who provide services benefiting the Practice with respect to the EyeMasters Practice
Locations shall be borne by the Professional Business Manager and the Professional Business Manager shall not be entitled to reimbursement therefore (other than through the payment of the Management Fee). The Parties acknowledge that certain expenses not specifically set forth above and associated with performing the services hereunder may benefit both Parties or be difficult or impractical to allocate between the Parties (e.g., utility costs, telephone service costs, overhead charges, costs of personnel (other than Professionals and Optical Technicians), costs of marketing materials and costs of equipment provided hereunder). Accordingly, other benefits provided to the Practice, and expenses incurred, by the Professional Business Manager, with respect to the EyeMasters Practice Locations (other than Office Expenses, Professional Business Manager Expenses, Practice Expenses or Shareholder Expenses) shall be compensated through the payment of the Management Fee and the Professional Business Manager shall not be entitled to reimbursement therefore. Notwithstanding anything to the contrary herein, unless expressly designated as a Professional Business Manager Expense, a Practice Expense or a Shareholder Expense in this Agreement or any exhibit thereto, all direct out-of-pocket expenses incurred by Professional Business Manager in providing services pursuant to this Agreement shall be considered Office Expenses.

     1.13     Optical  Technicians.  The  term  "Optical  Technician" shall mean
              --------------------
each  optical  technician  employed  by  the  Practice.

     1.14     Optometrist.  The  term "Optometrist" shall mean each individually
              -----------
licensed Optometrist, if any, who is employed or otherwise retained by or associated with the Practice, and shall meet at all times the qualifications described in Section 4.3 and Section 4.4.

     1.15     Ophthalmologist.  The  term  "Ophthalmologist"  shall  mean  each
              ---------------
individually licensed Ophthalmologist, if any, who is employed or otherwise retained by or associated with the Practice, and shall meet at all times the qualifications described in Section 4.3 and Section 4.4.

     1.16     Parties.  The  term  "Parties"  shall  mean  the  Practice  and
              -------
Professional  Business  Manager.

     1.17     Permitted  Shareholder  Expense.  The  "Permitted  Shareholder
              -------------------------------
Expense" shall mean the amount equal to base salary of $200,000, employee benefits, reasonable and customary professional dues, subscriptions, continuing education and technical training expenses, and related payroll taxes as provided to the Shareholder under the President's Employment Agreement described in
Section  4.3  hereof.

     1.18     Practice.  The term "Practice" shall have the meaning set forth in
              --------
the  Recitals.

     1.19     Practice  Advisory  Council.  The term "Practice Advisory Council"
              ---------------------------
shall  have  the  meaning  set  forth  in  Section  2.6  of  this  Agreement.

     1.20     Practice  Expenses.  The  term  "Practice Expenses" shall mean, to
              ------------------
the extent relating to the EyeMasters Practice Locations, (a) all reasonable non-shareholder Professionals' and Optical Technicians' salaries, benefits, payroll taxes and other direct costs related to their services to the Practice (including reasonable and customary professional dues, subscriptions, continuing education and technical training expenses, and severance payments), (b)
reasonable and customary professional liability insurance expenses of Professionals; (d) reasonable travel costs for continuing education, technical training and necessary business travel for non-shareholder Professionals and Optical Technicians; (e) to the extent not covered by insurance and subject to the advance provisions contained herein, the defense costs and expenses of any litigation or claims brought against the Practice, its Professionals, or its other personnel by any third party in which the Practice, its Professionals, or its other personnel do not prevail or the matter settles with a material payment and the Practice, its Professionals, or other personnel are at fault, and any liability judgment or material settlement assessed against the Practice or its Professionals or other personnel; (f) certain equipment expenses described in Sections 3.2(c) and 3.2(d) of this Agreement; (g) interest on any funds advanced to the Practice by Professional Business Manager to the extent that Professional Business Manager is a net lender in accordance with the terms of this Agreement;
(h) any income taxes or franchise taxes of the Practice; and (i) consulting, accounting, or legal fees which relate solely to the Practice or relate to a dispute with Professional Business Manager. Notwithstanding the foregoing, the term Practice Expenses shall specifically exclude (i) business travel requested by Professional Business Manager, which shall be an Office Expense, (ii) any and all compensation or expenses attributable to Shareholders, which shall be Shareholder Expenses (except reasonable and customary expenses for malpractice insurance which shall be a Practice Expense), (iii) "tail" insurance coverage for Shareholders, which shall be a Shareholder Expense, or (iv) such other items agreed to in advance in writing by the Parties hereto. During this Agreement, for so long as a current Shareholder of the Practice is an employee of, contractor to, or Shareholder of the Practice, such Shareholder shall be deemed to be a Shareholder for the purposes of this definition. Such expenses are to be approved annually in the Budget.

     1.21     Professional.  The  term "Professional" shall mean any Optometrist
              ------------
or  Ophthalmologist.

     1.22     Professional  Business  Manager.  The  term "Professional Business
              -------------------------------
Manager"  shall  have  the  meaning  set  forth  in  the  Recitals  hereto.

     1.23     Professional  Business  Manager  Expense.  The  term "Professional
              ----------------------------------------
Business Manager Expense" shall mean an expense or cost incurred by the Professional Business Manager, for which the Professional Business Manager is financially liable and is not entitled to reimbursement from the Practice.

Professional Business Manager Expense shall specifically include: (a) any income or franchise taxes of the Professional Business Manager; (b) the expense of providing, leasing, purchasing or otherwise procuring and maintaining the Office equipment, including depreciation in the case of furniture and equipment; (c) costs and expenses of the employees of the Professional Business Manager that provide services at the Offices, (d) utility costs, telephone costs, marketing materials and corporate overhead charges, and (e) any other expenses or costs that are not reasonable and customary reimbursements based upon a national practice management company's usual arrangement with a practice it manages.

     1.24     Professional  Eye  Care Services.  The term "Professional Eye Care
              --------------------------------
Services" shall mean professional health care items and services, including, but not limited to, the practice of optometry, and all related professional health care services provided by the Practice through Optometrists, Ophthalmologists, and other professional health care providers that are retained by or professionally affiliated with the Practice.

     1.25     Professional  Practice  Account.  The  term "Professional Practice
              -------------------------------
Account"  shall  mean  the  bank  account  described  in  Section  3.10.

     1.26     Representatives.  The  term "Representatives" shall mean a Party's
              ---------------
officers,  directors,  managers,  employees,  or  other  agents.

     1.27     Shareholder.  The  term  "Shareholder"  shall  mean any current or
              -----------
future  shareholder  of  the  Practice.

     1.28     Shareholder  Expense.  The  term  "Shareholder  Expense"  shall be
              --------------------
limited to the following expenses: (a) Shareholders' salaries, benefits, payroll taxes, and other direct costs as provided in the President's Employment Agreement dated February __, 2000, as amended effective May 25, 2003 (including reasonable and customary professional dues, subscriptions, continuing education expenses, severance payments, and reasonable entertainment expenses and reasonable travel costs for continuing education or other business travel but excluding business travel requested by Professional Business Manager, which shall be an Office Expense, and excluding any other expense of a Shareholder approved as an Office Expense in advance by the Parties) provided that Shareholders base salaries shall not exceed the sum of Two Hundred Thousand Dollars ($200,000); (b) "tail" coverage malpractice insurance expenses for the Shareholders and any malpractice insurance expenses of any Professional which are in excess of those which are customary and reasonable; and (c) consulting, accounting, or legal fees which relate solely to the Shareholders or relate to any dispute with the Professional Business Manager. In addition to the foregoing, "Shareholder Expenses" shall include any non-operating expenses of the Practice, any extraordinary or unusual expenses of the Practice, any unreasonable continuing education expenses, entertainment expenses or travel costs and any costs or expenses with respect to requests by the Practice that are not approved by the Professional Business Manager (e.g., costs of additional Non-Professional personnel at the locations, costs of marketing or advertising in excess of advertising proposed by the Professional Business Manager). In determining whether to approve such excess expenditures requested by the Practice, the Professional Business Manager shall use its judgment based upon its experience in other professional management relationships. The Practice shall reimburse the Professional Business Manager for any Shareholder Expense incurred by the Professional Business Manager. Unless expressly designated as a Management Fee, a Professional Business Manager Expense, an Office Expense, or a Practice Expense in this Agreement or in any exhibit hereto or in any written agreement of the Parties, any expense incurred by the

Practice shall be considered a Shareholder Expense. Notwithstanding the above, the Practice may require certain Professionals to pay certain expenses incurred for them specifically. Nothing in this Section shall create personal liability on the part of the Practice's Shareholders.

     1.29     Term.  The  term  "Term"  shall  mean  the initial and any renewal
              ----
periods  of  duration  of  this  Agreement  as  described  in  Section  6.1.

                                   ARTICLE II

                  APPOINTMENT OF PROFESSIONAL BUSINESS MANAGER
                  --------------------------------------------

     2.1     Appointment.  The  Practice  hereby  appoints Professional Business
             -----------
Manager as its sole and exclusive agent for the management and administration of the business functions and business affairs of the Office, and Professional Business Manager hereby accepts such appointment, subject at all times to the provisions of this Agreement. Notwithstanding any provisions in this Agreement to the contrary, Professional Business Manager's duties, responsibilities and authority hereunder shall only extend to the management of the EyeMasters Practice Locations set forth on Exhibit A hereto, which may be amended from time to time with the consent of the Practice and Professional Business Manager or as provided in Section 6.2(c) hereof.

     2.2     Authority.  Consistent  with  the  provisions  of  this  Agreement,
             ---------
Professional Business Manager shall have the responsibility and commensurate authority to provide Management Services for the Practice at the EyeMasters Practice Locations. The Practice shall give Professional Business Manager thirty (30) days' prior notice of the Practice's intent to execute any agreement creating a binding legal obligation on the Practice to the extent relating to the EyeMasters Practice Locations. The Parties acknowledge and agree that the Practice, through its Professionals, shall be responsible for and shall have complete authority, responsibility, supervision, and control over the provision of all Professional Eye Care Services and other professional health care services performed for patients, and that all diagnoses, treatments, procedures, and other professional health care services shall be provided and performed exclusively by or under the supervision of Professionals as such Professionals, in their sole discretion, deem appropriate. Professional Business Manager shall have and exercise absolutely no control, influence, authority or supervision over the provision of Professional Eye Care Services.

     2.3     Patient  Referrals.  Professional Business Manager and the Practice
             ------------------
agree that the benefits to the Practice and to Professional Business Manager hereunder do not require, are not payment for, and are not in any way contingent upon the referral, admission, or any other arrangement for the provision of any item or service offered by Professional Business Manager to patients of the Practice in any facility, laboratory, center, or health care operation controlled, managed, or operated by Professional Business Manager or upon the referral, admission, or any other arrangement for the provision of any item or service offered by the Practice.

     2.4     Internal  Decisions  of  the  Practice.  Matters  involving  the
             --------------------------------------
Practice's allocation of professional income among its Shareholders and the Professional employees of the Practice, tax planning, and pension and investment planning shall remain the responsibility of the Practice and the Shareholders of the Practice. The Professional Business Manager may not and shall not directly or indirectly control or attempt to control, dictate or influence, directly or indirectly, the professional judgment, including, but not limited to, the level or type of care or services rendered, the manner of practice, or the practice of the Practice or any Professional employed by the Practice.

     2.5     Practice  of  Optometry.  The Parties acknowledge that Professional
             -----------------------
Business Manager is not authorized or qualified to engage in any activity that may be construed or deemed to constitute the practice of optometry. To the extent any act or service herein required to be performed by Professional Business Manager should be construed by a court of competent jurisdiction or by the Board of Optometry to constitute the practice of optometry, the requirement to perform that act or service by Professional Business Manager shall be deemed waived and unenforceable. Although Professional Business Manager shall provide Non-Professional Personnel to the Practice and Professional Business Manager shall manage the administrative aspects of their employment, all Non-Professional Personnel shall be subject to the direction, supervision, and control of the Practice and its Professionals in the performance of any and all Clinical Duties and in the performance of Clinical Duties shall not be subject to any direction or control by, or liability to, Professional Business Manager. Professional Business Manager may not and shall not control or attempt to control, directly or indirectly, the professional judgment, the manner of practice, or the practice of the Practice or any Professional employed by the Practice. In this regard, Professional Business Manager shall not attempt to dictate, influence, or control the scope, level, or type of Professional Eye Care Services provided to patients of the Office, the frequency of patient contacts at the Office (except to the extent necessary to establish the Budget), the discipline of any Professionals who are Practice employees, the fees charged for Professional Eye Care Services provided to patients of the Office (except to the extent necessary to establish the Budget or negotiate managed care contracts), or any other matter that impinges on the professional judgment of the Practice or any Professional employed by the Practice.

     2.6     Formation  and  Operation  of  the  Practice Advisory Council.  The
             -------------------------------------------------------------
Parties hereby establish a Practice Advisory Council which shall be responsible for advising Professional Business Manager and the Practice with respect to developing the Office and implementing management and administrative policies for the overall operation of the Office and for providing dispute resolution on certain matters. The Practice Advisory Counsel shall consist of four (4) members. Professional Business Manager shall designate, in its sole discretion, two (2) members of the Practice Advisory council or may have one (1) member with two (2) votes. The Practice shall designate, in its sole discretion, two (2) members of the Practice Advisory Council or may have one (1) member with two (2) votes. The Practice Advisory Council members selected by the Practice shall be full-time Professional employees of the Practice. Each Party's representatives to the Practice Advisory Council shall have the authority to make decisions on behalf of the respective Party. Except as may otherwise be provided, the act of a majority of the members of the Practice Advisory Council shall be the act of the Practice Advisory Council, provided that the affirmative vote of the Practice member(s) shall be required on all votes of the Practice Advisory Council relating to or affecting the provision of Professional Eye Care Services. The decisions, resolutions, actions, or recommendations of the Practice Advisory Council shall be implemented by Professional Business Manager or the Practice, as appropriate.

     2.7     Duties  and Responsibilities of the Practice Advisory Council.  The
             -------------------------------------------------------------
Practice Advisory Council shall review, evaluate, make recommendations, and where specifically authorized herein and permitted by law, make decisions with respect to the following matters, to the extent relating to the EyeMasters Practice Locations:

          (a)     Facility  Improvements  and  Expansion.  Any  renovation  and
                  --------------------------------------
expansion plans and capital equipment expenditures with respect to the Practice's facilities at the EyeMasters Practice Locations shall be reviewed by the Practice Advisory Council which shall make recommendations to the Practice with respect to proposed changes therein. Such renovation and expansion plans and capital equipment expenditures shall be based upon economic feasibility, optometry support, productivity and then-current market conditions.

          (b)     Marketing and Public Relations.  The Practice Advisory Council
                  ------------------------------
shall review and make recommendations to the Practice with respect to all marketing and public relations services and programs promoting the Practice's Professional Eye Care Services and ancillary services rendered by the Practice at the EyeMasters Practice Locations.

          (c)     Patient  Fees;  Collection  Policies.  The  Practice  Advisory
                  ------------------------------------
Council shall review and make recommendations to the Practice concerning the fee schedule and collection policies for all Professional Eye Care Services and ancillary services rendered by the Practice at the EyeMasters Practice Locations.

          (d)     Ancillary  Services.  The  Practice  Advisory  Council  must
                  -------------------
approve any new non-professional ancillary services to be rendered by the Practice at the EyeMasters Practice Locations and the pricing, continuation of, access to, and quality of such services.

          (e)     Provider  and  Payor  Relationships.  The  Practice  Advisory
                  -----------------------------------
Council shall review and make recommendations to the Practice regarding the establishment or maintenance of relationships between the Practice and institutional health care providers and third-party payors, and the Practice shall review and approve all agreements with institutional health care providers and third-party payors. The Practice Advisory Council shall also make recommendations to the Practice concerning discounted fee schedules, including capitated fee arrangements of which the Practice shall be a party, and the Practice shall review and approve all such capitated fee arrangements.

          (f)     Strategic  Planning.  The  Practice  Advisory Council may make
                  -------------------
recommendations to the Practice concerning development of long-term strategic planning objectives for the Practice.

          (g)     Capital  Expenditures.  The  Practice  Advisory  Council shall
                  ---------------------
make recommendations to the Practice concerning the priority of major capital expenditures, and shall review and approve any commitment to make any capital expenditures relating to the Office involving amounts in excess of $15,000 individually, or $50,000 in the aggregate, in any one fiscal year, which amounts may be increased from time-to-time by agreement of the Parties.

          (h)     Fee  Dispute  Resolution.  At  the  request  of  Professional
                  ------------------------
Business Manager or the Practice, the Practice Advisory Council shall make recommendations to Professional Business Manager with respect to any dispute concerning a set off or reduction in Management Fees.

          (i)     Grievances  Referrals.  The  Practice  Advisory  Council shall
                  ---------------------
consider and make recommendations to Professional Business Manager and the Practice regarding grievances pertaining to matters not specifically addressed in this Agreement as referred to it by Professional Business Manager or the Practice's Board of Directors.

          (j)     Termination of Professional Business Manager's Personnel.  The
                  --------------------------------------------------------
Practice Advisory Council shall review and approve any decision by the Professional Business Manager to terminate any of Professional Business Manager's personnel primarily located at the Office who occupy office manager or high level positions.

          (k)     Approval  of New Offices or Dispensary.  The Practice Advisory
                  --------------------------------------
Council shall approve any move of any current Office location or expansion to an additional Office location.

Except in those specific instances set forth above in which the Practice Advisory Council has been granted the authority to make decisions binding upon the Professional Business Manager and the Practice, it is acknowledged and agreed that recommendations of the Practice Advisory Council are intended for the advice and guidance of Professional Business Manager and the Practice and that the Practice Advisory Council does not have the power to bind Professional Business Manager or the Practice. Where discretion with respect to any matter is vested in Professional Business Manager or the Practice under the terms of this Agreement, Professional Business Manager or the Practice, as the case may be, shall have ultimate responsibility for the exercise of such discretion, notwithstanding any recommendations of the Practice Advisory Council. Professional Business Manager and the Practice shall, however, take such recommendations of the Practice Advisory Council into account in good faith in the exercise of such discretion.

     2.8     Professional Health Care Decisions. Notwithstanding anything herein
             ----------------------------------
to the contrary, all decisions required by applicable law to be made solely by health care professionals will be made solely by the appropriate Professionals. The Practice shall have ultimate and exclusive authority concerning issues related to:

          (a) The extent, type, availability levels, and scope of Professional Eye Care Services to be provided (provided, however, that the Practice Advisory Council shall have the authority set forth in Section 2.7(d) with respect to non-professional ancillary services);

          (b)     The  scheduling  and  availability  of  Professional  Eye Care
Services;

          (c) Recruitment of Professionals to the Practice, including the specific qualifications and specialties of recruited Professionals;

          (d)     Any  optometric  related  functions;

          (e)     Fee  schedules;

          (f)     Frequency,  volume  and/or  scheduling  of patient encounters;

          (g) The discipline of any Professionals or Non-Professional Personnel with respect to the performance of Professional Eye Care Services or Clinical Duties, as applicable; and

          (h) Any other decisions required by applicable law to be made solely by Professionals and not by non-Professionals.

     2.9     Meetings  of  the Practice Advisory Council.  The Practice Advisory
             -------------------------------------------
Council shall meet on a regular basis as mutually agreed by the Parties. A special meeting of the Practice Advisory Council may be called by Professional Business Manager or the Practice upon two (2) weeks' notice, except in the event of an emergency, in which case a special meeting may be called by Professional Business Manager or the Practice upon three (3) business days' notice. Meetings may be held telephonically or by any other means agreeable to the Parties.

                                   ARTICLE III

              OBLIGATIONS AND RESPONSIBILITIES OF BUSINESS MANAGER
              ----------------------------------------------------

     3.1     Management  Services.  Professional  Business Manager shall provide
             --------------------
all Management Services as are necessary and appropriate for the day-to-day administration of the business aspects of the Practice's operations at the EyeMasters Practice Locations, pursuant to the terms of this Agreement. Professional Business Manager shall operate in a reasonable and customary manner with due consideration to the Practice's past business practices and shall operate in accordance with all applicable laws, rules and regulations which are necessary and material to the Professional Business Manager's performance of the Management Services. Professional Business Manager will provide in good faith and with due diligence its services consistent with management services generally provided in the operations of optometric practice similar in size, type and operations in the Practice Areas. All reasonable costs and expenses related to Professional Business Manager's duties contained in this Article III shall be Office Expenses unless limited or excluded as an Office Expense pursuant to the terms of this Agreement. Subject to Section 6.2(c), Professional Business Manager hereby consents and agrees to provide all Management Services to all Office facilities and locations at the EyeMaster Practice Locations; provided, however, that during the Term of this Agreement the Practice shall not engage any individual or entity other than Professional Business Manager to provide Management Services to the Practice at the EyeMasters Practice Locations without the consent and approval of the Practice Advisory Council.

     3.2     Office,  Facilities  and  Equipment.
             -----------------------------------

          (a) Professional Business Manager shall procure, for or on behalf of the Practice, lease (or sublease agreements) for the EyeMasters Practice Locations that are deemed by the Parties to be reasonable, necessary and appropriate, and the expense associated therewith shall be an Office Expense.
Professional Business Manager shall consult with the Practice regarding the condition, use and needs of Office facilities, offices and improvements. The
Practice shall pay when due all rents and expenses of the Office, including without limitation expenses for leasehold or facility improvements. Such rents and expenses shall be Office Expenses.

          (b) To the extent required to provide Office space to the Practice, Professional Business Manager shall negotiate and administer all leases of and agreements for Office facilities at the EyeMasters Practice Locations on behalf of the Practice, provided, however, that Professional Business Manager shall consult with the Practice on all professional or clinical matters relating thereto and that the Practice shall consent to any lease negotiated by Professional Business Manager, which consent shall not be unreasonably withheld. The Parties acknowledge that the initial rental payments for the Office space at the EyeMasters Practice Locations shall be as set forth on Exhibit A attached hereto. Notwithstanding any provision in this Agreement to the contrary, Professional Business Manager shall not have any duty or obligation to negotiate or enter into leases or subleases on behalf of the Practice with respect to Office facilities that will have terms in excess of the then current term of this Agreement and the Practice acknowledges that such leases or subleases will be coterminous with this Agreement.

          (c) Professional Business Manager shall provide all equipment, fixtures, office supplies, furniture and furnishings as are reasonable and approved in the Budget for the operation of the Office and the provision of Professional Eye Care Services at the EyeMasters Practice Locations. If the Practice wishes to choose additional equipment, which the Professional Business Manager determines not to acquire or lease, the Practice may acquire or lease such equipment, and the expense related thereto shall be deemed a Practice Expense.

          (d) Professional Business Manager shall provide, finance, or cause to be provided or financed health care related equipment as reasonably required by the Practice with respect to the EyeMasters Practice Locations. The Practice shall have final authority in all health care equipment selections; provided, however, that if the Practice chooses to acquire health care equipment for the EyeMasters Practice Locations which is not in the Budget and which Professional Business Manager reasonably chooses not to acquire, expenses related thereto shall be treated as a Practice Expense and such equipment shall be owned by the Practice; provided further that following such acquisition or lease by the Practice, if the Practice Advisory Council determines after a period of six months of use such equipment is reasonably certain to result in material profit to Professional Business Manager (taking into account the cost or expense and anticipated revenues associated with such equipment) then Professional Business Manager shall acquire such equipment from the Practice by either (at
Professional Business Manager's option), paying cash or by assuming the liability associated with such equipment, or if such equipment is then being leased by the Practice, by assuming such lease. In the event of such an acquisition by Professional Business Manager, it shall reimburse the Practice for previous expenses applied thereto. Notwithstanding any provision in this Agreement to the contrary, the Practice acknowledges and agrees that the health care related equipment currently at the EyeMasters Practice Locations and provided under the Terminated Business Management Agreement is sufficient and satisfactory for the operation of the EyeMasters Practice Locations. Except for equipment which Professional Business Manager elects not to acquire or lease which is acquired or leased by the Practice pursuant to Section 3.2(c) or (d), all health care and non-health care equipment, other than Professional-owned automobiles, acquired for the use of the Practice at the EyeMasters Practice Locations shall be owned by Professional Business Manager and the depreciation and related capital charge shall be a Professional Business Manager Expense. Professional Business Manager may make recommendations to the Practice on the relationship between its health care equipment decisions and the overall administrative and financial operations of the Practice at the EyeMasters Practice Locations.

          (e) Professional Business Manager shall be responsible for the repair and maintenance of the Office, consistent with the Practice's responsibilities under the terms of any lease or other use arrangement, and for the prompt repair, maintenance, and replacement of all equipment other than such repairs, maintenance and replacement necessitated by the gross negligence or willful misconduct of the Practice, its Professionals or other personnel employed by the Practice, the repair or replacement of which shall be a Practice Expense and not an Office Expense. Replacement equipment shall be acquired where Professional Business Manager in good faith determines, in consultation with the Practice, that such replacement is necessary or where the Budget has made allowances for such replacement.

     3.3     Health  Care  Supplies.  Professional Business Manager shall order,
             ----------------------
procure, purchase and provide on behalf of and as agent for the Practice all reasonable health care supplies relating to the EyeMasters Practice Locations unless otherwise prohibited by federal and/or state law. Furthermore, Professional Business Manager shall ensure that the Office is at all times adequately stocked with the health care supplies that are necessary and appropriate for the operation of the Office and required for the provision of Professional Eye Care Services at the EyeMasters Practice Locations. The ultimate oversight, supervision and ownership for all health care supplies is and shall remain the sole responsibility of the Practice and all costs and expenses relating to such supplies shall be an Office Expense. As used in this provision, the term "health care supplies" shall mean all drugs, pharmaceuticals, products, substances, items or devices whose purchase, possession, maintenance, administration, prescription or security requires the authorization or order of a licensed health care provider or requires a permit, registration, certification or other governmental authorization held by a licensed health care provider as specified under any federal and/or state law.

     3.4     Support  Services.  Professional  Business Manager shall provide or
             -----------------
arrange for all printing, stationery, forms, postage, duplication or photocopying services, and other support services as are reasonably necessary and appropriate for the operation of the Office and the provision of Professional Eye Care Services therein.

     3.5     Quality  Assurance,  Risk  Management,  and  Utilization  Review.
             ----------------------------------------------------------------
Professional Business Manager shall assist the Practice in the Practice's establishment and implementation of procedures to ensure the consistency, quality, appropriateness, and necessity of Professional Eye Care Services provided by the Practice at the EyeMasters Practice Locations, and shall provide, administrative support for the Practice's overall quality assurance, risk management, and utilization review programs relating to the EyeMasters Practice Locations. Professional Business Manager shall perform these tasks in a manner to ensure the confidentiality and non-discoverability of these program actions to the fullest extent allowable under state and federal law.

     3.6     Licenses  and  Permits.  Professional  Business  Manager  shall, on
             ----------------------
behalf of and in the name of the Practice, coordinate all development and planning processes, and apply for and use reasonable efforts to obtain and maintain all federal, state and local licenses and regulatory permits required for or in connection with the operation of the Office and the equipment (existing and future) located at the EyeMasters Practice Locations, other than those relating to the practice of optometry or the administration of drugs by Professionals retained by or associated with the Practice. The expenses and costs associated with obtaining and maintaining permits with respect to the Office shall be deemed Office Expenses.

     3.7     Personnel.
             ---------

          (a)     Selection  and  Retention  of  Professional Business Manager's
                  --------------------------------------------------------------
Personnel.  Except  as  specifically  provided in Section 4.3 of this Agreement,
   ------
Professional Business Manager shall, in consultation with the Practice, employ or otherwise retain and shall be responsible for selecting, hiring, training, supervising, and terminating, all management, administrative, technical, clerical, secretarial, bookkeeping, accounting, payroll, billing and collection and other personnel (excluding Professionals and Optical Technicians) as Professional Business Manager deems reasonably necessary and appropriate for the operation of the Office at the EyeMasters Practice Locations and for Professional Business Manager's performance of its duties and obligations under this Agreement. Consistent with reasonably prudent personnel management policies, Professional Business Manager shall seek and consider the advice, input, and requests of the Practice in regard to personnel matters. Professional Business Manager shall have sole responsibility for determining the salaries and providing fringe benefits, and for withholding, as required by law, any sums for income tax, unemployment insurance, social security, or any other withholding required by applicable law or governmental requirement. Professional Business Manager reserves the right to change the number, composition or employment terms of such personnel in the future at Professional Business Manager's discretion; provided, however, that the termination of any of Professional Business Manager's personnel who occupy office manager or high level positions, and are primarily located at the Office must receive the approval of the Practice Advisory Council. Professional Business Manager and the Practice recognize and acknowledge that Professional
Business Manager and personnel retained by Professional Business Manager may from time-to-time perform services for persons other than the Practice. This Agreement shall not be construed to prevent or prohibit Professional Business Manager from performing such services for others or restrict Professional Business Manager from using its personnel to provide services to others. Professional Business Manager hereby disclaims any liability relating to the effect of its employees on the qualification of the Practice's retirement plans under the Internal Revenue Code, and all liabilities for such classification shall be solely the responsibility of the Practice.

          (b)     Termination  of Professional Business Manager's Personnel.  If
                  ---------------------------------------------------------
the Practice is dissatisfied with the services of any employee of Professional Business Manager or any personnel under Professional Business Manager's direction, supervision and control, at the EyeMasters Practice Locations, the Practice shall consult with Professional Business Manager. Professional Business Manager shall in good faith determine whether the performance of that employee could be brought to acceptable levels through counsel and assistance, or whether such employee should be relocated or terminated. All of Professional Business Manager's determinations regarding Professional Business Manager's personnel shall be governed by the overriding principle and goal of providing high quality optometric and/or therapeutic optometric support services. Employee assignments shall be made to assure consistent and continued rendering of high quality optometric and/or therapeutic optometric support services. The Professional Business Manager shall maintain established working relationships wherever possible, and Professional Business Manager shall make every effort consistent with sound business practices to honor the specific requests of the Practice with regard to the assignment of employees. Notwithstanding that which is contained in this Section 3.7(b), the Practice shall have the right and obligation to determine the direction, supervision, and control of any personnel while said personnel are involved in the performance of Clinical Duties at the EyeMasters Practice Locations, including prohibiting said personnel from being involved in the performance of Clinical Duties.

     3.8     Contract  Negotiations.  Professional  Business  Manager  shall
             ----------------------
evaluate, assist in negotiations and administer on behalf of the Practice contracts relating to the EyeMasters Practice Locations that do not relate to the provision of Professional Eye Care Services as set forth in this Agreement and/or as approved in the Budget. To the extent permitted by law, Professional Business Manager shall evaluate, assist in negotiations, administer and execute on the Practice's behalf, all contractual arrangements with third parties as are reasonably necessary and appropriate for the Practice's provision of Professional Eye Care Services at the EyeMasters Practice Locations, including, without limitation, negotiated price agreements with third-party payors, alternative delivery systems, or other purchasers of group health care services. The Professional Business Manager shall review and make recommendations to the Practice regarding the establishment or maintenance of relationships between the Practice (with respect to the EyeMasters Practice Locations) and institutional health care providers and third-party payors, and the Practice shall review and approve all agreements with institutional health care providers and third-party payors. The Professional Business Manager shall also make recommendations to the Practice concerning discounted fee schedules, including capitated fee arrangements of which the Practice (with respect to the EyeMasters Practice Locations) shall be a party, and the Practice shall review and approve all such capitated fee arrangements. The Practice shall have the final authority with regard to the entry into all such contractual arrangements relating to the provision of Professional Eye Care Services at the EyeMasters Practice Locations.

     3.9     Billing  and  Collection  As  an  agent  on  behalf  of and for the
             ------------------------
account of the Practice, Professional Business Manager shall establish and maintain credit and billing and collection services, policies and procedures, and shall use reasonable efforts to timely bill and collect all fees for all billable Professional Eye Care Services provided by the Practice, the Professionals or other personnel employed or otherwise retained by the Practice at the EyeMasters Practice Locations. In connection with the billing and collection services to be provided hereunder, and throughout the Term (and thereafter as provided in Section 6.3), the Practice hereby grants to Professional Business Manager an exclusive special power of attorney and appoints Professional Business Manager as the Practice's exclusive true and lawful agent and attorney-in-fact (which shall be deemed revoked in the event of termination for cause by the Practice), and Professional Business Manager hereby accepts such special power of attorney and appointment, for the following purposes to the extent relating to the EyeMasters Practice Locations:

          (a) To bill the Practice's patients, in the Practice's name using the Practice's tax identification number and on the Practice's behalf, for all billable Professional Eye Care Services provided by the Practice to patients at the EyeMasters Practice Locations;

          (b) To bill, in the Practice's name using the Practice's tax identification number and on the Practice's behalf, all claims for reimbursement or indemnification from health maintenance organizations, self-insured employers, insurance companies, Medicare, Medicaid, and all other third-party payors or fiscal intermediaries for all covered billable Professional Eye Care Services provided by the Practice to patients at the EyeMasters Practice Locations;

          (c) To collect and receive, in the Practice's name and on the Practice's behalf, all accounts receivable generated by such billings and claims for reimbursement, to administer such accounts including, but not limited to, extending the time of payment of any such accounts; suing, assigning or selling at a discount such accounts to collection agencies; or taking other measures to require the payment of any such accounts; provided, however, that the Practice shall review and approve (which approval shall not be unreasonably withheld) any decision by Professional Business Manager to undertake extraordinary collection measures, such as filing lawsuits, discharging or releasing obligors, or assigning or selling accounts at a discount to collection agencies. Professional Business Manager shall act in a professional manner and in compliance with all federal and state fair debt collection practices laws in rendering billing and collection services;

          (d) To deposit all amounts collected on behalf of the Practice into the Professional Practice Account which shall be and at all times remain in the Practice's name. The Practice covenants to transfer and deliver to the Professional Practice Account all funds received by the Practice from patients or third-party payors for billable Professional Eye Care Services rendered at the EyeMasters Practice Locations. Upon receipt by Professional Business Manager of any funds from patients or third-party payors or from the Practice pursuant hereto for billable Professional Eye Care Services rendered at the EyeMasters

Practice Locations, Professional Business Manager shall immediately deposit the same into the Professional Practice Account. Professional Business Manager shall administer, be responsible for, and be obligated to pay for all Office Expenses; provided, however, that Professional Business Manager shall only be liable for Office Expenses to the extent of funds in the Professional Practice Account. Professional Business Manager shall disburse funds from the Professional Practice Account to creditors and other persons on behalf of the Practice, maintaining records of such receipt and disbursement of funds;

          (e) To take possession of, endorse in the name of the Practice, and deposit into the Professional Practice Account any notes, checks, money orders, insurance payments, and any other instruments received in payment of accounts receivable of the Practice relating to the EyeMasters Practice Locations; and

          (f) To sign checks on behalf of the Practice, and to make withdrawals from the Professional Practice Account for payments specified in this Agreement. Upon request of Professional Business Manager, the Practice shall execute and deliver to the financial institution wherein the Professional Practice Account is maintained, such additional documents or instruments as may be necessary to evidence or effect the special power of attorney granted to Professional Business Manager by the Practice pursuant to this Section 3.9. The special power of attorney granted herein shall be coupled with an interest and shall be irrevocable except with Professional Business Manager's written consent. The irrevocable power of attorney shall expire when this Agreement has been terminated, all accounts receivable payable to Professional Business Manager pursuant to this Agreement have been collected, and all Management Fees due to Professional Business Manager have been paid. If Professional Business Manager assigns this Agreement in accordance with its terms, the Practice shall execute a power of attorney in favor of the assignee in a form acceptable to Professional Business Manager.

     3.10     Maintenance  of  Professional  Practice  Account.
              ------------------------------------------------

          (a)     Power  of  Attorney.  Professional Business Manager shall have
                  -------------------
access to the Professional Practice Account solely for the purposes stated herein. In connection herewith and throughout the term of this Agreement, the Practice hereby grants to Professional Business Manager an exclusive special power of attorney for the purposes stated herein and appoints Professional Business Manager as the Practice's exclusive, true, and lawful agent and attorney-in-fact, and Professional Business Manager hereby accepts such special power of attorney and appointment, to deposit into the Professional Practice Account all funds, fees, and revenues received from collection by Professional Business Manager for Professional Eye Care Services rendered to patients of the Office, and for all other professional and Office services relating to the EyeMasters Practice Locations and to make withdrawals from the Professional Practice Account for payments specified in this Agreement and as requested from time-to-time by the Practice. Notwithstanding the exclusive special power of attorney granted to Professional Business Manager hereunder, the Practice may, upon reasonable advance notice to Professional Business Manager, draw checks on the Account; provided, however, that the Practice shall neither draw checks on the Professional Practice Account nor request Professional Business Manager to do so if the balance remaining in the Professional Practice Account after such withdrawal would be insufficient to enable Professional Business Manager to pay on behalf of the Practice any Management Fee or reimbursement of any expense to which Professional Business Manager may be entitled or any Office Expense, Practice Expense or Shareholder Expense attributable to the operations of the Office or to the provision of Professional Eye Care Services and/or any other obligations of the Practice to the extent relating to the EyeMasters Practice Locations. Limits on authority to sign checks and purchase orders shall be mutually agreed upon by Professional Business Manager and the Practice. The Parties acknowledge and agree that Professional Business Manager may periodically sweep (e.g., withdraw all funds) the Professional Practice Account for the purpose of managing the cash of the Practice, such cash management to be in accordance with the Professional Business Manager's own cash management practices.

          (b)     Payments  from  the  Professional  Practice Account.  From the
                  ---------------------------------------------------
funds collected and deposited by the Professional Business Manager in the Professional Practice Account, the Professional Business Manager shall pay in the following order of priority and in accordance with applicable requirements under law or contract:

               (i)     any  refunds  owed  to  patients  by  the  Practice;

               (ii)     all  Office  Expenses;

               (iii) Practice Expenses (other than the cost of acquiring or leasing equipment pursuant to Sections 3.2(c) and 3.2(d));

               (iv)     Permitted  Shareholder  Expenses;

               (vi) the past due Management Fee compensation owed to the Professional Business Manager pursuant to Section 5.1 hereof;

               (vii) the current Management Fee compensation owed to the Professional Business Manager pursuant to Section 5.1 hereof; and

               (ix)     all  remaining  Practice  Expenses  and  Shareholder
Expenses.

          The Parties acknowledge that all funds remaining after the foregoing items are paid in full shall be the funds of the Practice, which funds may be distributed by the Practice as additional bonuses or additional Shareholder Expenses. Notwithstanding the foregoing priorities of payment, the Permitted Shareholder Expenses (other than the expenses arising out of the President's Employment Agreement) and other Shareholder Expenses shall be paid at the end of each consecutive 12-month period of this Agreement unless otherwise consented to by the Professional Business Manager.

          (c)     Additional  Documents.  Upon  request of Professional Business
                  ---------------------
Manager, the Practice shall execute and deliver to the financial institution wherein the Professional Practice Account is maintained, such additional documents or instruments as may be necessary to evidence or effect the special power of attorney granted to Professional Business Manager by the Practice pursuant to this Section 3.10. The special power of attorney granted herein shall be coupled with an interest and shall be irrevocable except with Professional Business Manager's written consent. The irrevocable power of attorney shall expire when this Agreement has been terminated, all accounts receivable payable to Professional Business Manager pursuant to this Agreement have been collected, and all Management Fees due to Professional Business Manager have been paid. If Professional Business Manager assigns this Agreement in accordance with its terms, the Practice shall execute a power of attorney in favor of the assignee in a form acceptable to

Professional Business Manager. Professional Business Manager shall not make any withdrawal from the Professional Practice Account unless expressly authorized in this Agreement.

          (d)     Payroll  Account.  A  Practice  payroll account in the name of
                  ----------------
the Practice shall be established on behalf of the Practice for payroll to non-shareholder Professionals of the Practice. Funds for this account shall be received as Practice Expenses. The Practice, as employer of said non-shareholder Professionals, and Professional Business Manager, as agent and attorney of the Practice shall each have signing capacity to access the account for payroll.

     3.11     Fiscal  Matters.
              ---------------

          (a)     Annual Budget.  The initial Annual Budget shall be agreed upon
                  -------------
by the parties before the execution of this Agreement. Thereafter, annually and at least thirty (30) days prior to the commencement of each fiscal year of the Practice, the Professional Business Manager, in consultation with the Practice, shall prepare and deliver to the Practice a proposed Budget, setting forth an estimate of the Practice's revenues and expenses for the upcoming fiscal year with respect to the EyeMasters Practice Locations. The Practice shall review the proposed Budget and either approve the proposed Budget or request any changes within twenty-one (21) days after receiving the proposed Budget. Disputes concerning the Budget shall, at the request of either party hereto, be submitted to the Practice Advisory Council. In the event the Parties are unable to agree on a Budget by the beginning of the fiscal year, until an agreement is reached, the Budget for the prior year shall be deemed to be adopted as the Budget for the current year, with each line item in the Budget (with the exception of the Management Fee which shall be established pursuant to the terms of this Agreement) increased or decreased by one of the following, whichever is most appropriate relative to the particular item of income or expense, (i) the increase or decrease from the prior year in the Consumer Price Index - Health/Medical Services for the relevant region; or (ii) the proportionate increase or decrease in mutually agreed upon personnel costs as measured by the increase or decrease in full-time-equivalent personnel. The Practice Advisory Council may revise or modify the Budget from time to time during the applicable fiscal year to reflect changing circumstances affecting the Practice. Additionally, notwithstanding the above, no change in an adopted Budget shall be contrary to the terms and spirit of this Agreement nor shall it have any effect on the Management Fee expressly agreed to herein, unless approved in advance in writing by the Parties hereto.

          (b)     Obligations  of  Professional  Business Manager.  Professional
                  -----------------------------------------------
Business Manager shall use commercially reasonable efforts to manage and administer the operations of the Office as herein provided so that the actual revenues, costs and expenses of the operation and maintenance of the Office during any applicable period of the Practice's fiscal year shall be consistent with the Budget.

          (c)     Accounting  and  Financial  Records.  Professional  Business
                  -----------------------------------
Manager shall establish and administer accounting procedures, controls, and systems for the development, preparation, and safekeeping of administrative or financial records and books of account relating to the business and financial affairs of the Office and the provision of Professional Eye Care Services at the EyeMasters Practice Locations, all of which shall be prepared and maintained in accordance with GAAP. The Practice shall have the right to inspect such records and books of account at its expense at any time, upon reasonable notice to Professional Business Manager. Professional Business Manager shall prepare and deliver to the Practice (i) within sixty (60) days of the end of each of the first three (3) fiscal quarters in each fiscal year, and (ii) within ninety (90) days of the end of each fiscal year, a balance sheet and a profit and loss statement reflecting the financial status of the Practice in regard to the provision of Professional Eye Care Services at the EyeMasters Practice Locations as of the end of such period, all of which shall be prepared in accordance with GAAP consistently applied. In addition, Professional Business Manager shall prepare or assist in the preparation of any other financial statements or records as the Practice may reasonably request.

          (d)     Sales  and  Use  Taxes.  Professional Business Manager and the
                  ----------------------
Practice acknowledge and agree that to the extent that any of the services to be provided by Professional Business Manager hereunder may be subject to any state sales and use taxes, Professional Business Manager may have a legal obligation to collect such taxes from the Practice and to remit the same to the appropriate tax collection authorities. The Practice agrees to have applicable state sales and use taxes attributable to the services to be provided by Professional Business Manager hereunder treated as an Office Expense.

     3.12     Reports  and  Records.
              ---------------------

          (a)     Health  Care  Records.  All  files and records relating to the
                  ---------------------
operation of the Office, including without limitation, accounting, billing and collection, and patient records shall at all times be and remain the property of the Practice and shall remain under its possession, custody, and control. Subject to the foregoing and to the extent permitted by applicable law, Professional Business Manager shall, in consultation with the Practice, establish, monitor, and maintain procedures and policies for the timely, appropriate, and efficient preparation, filing, retrieval, and secure storage of such records. Patient records shall be located at Office facilities so that they are readily accessible for patient care. Patient records shall not be removed from Office premises without the express written consent of the Practice, except as specified herein. Patient records for patients not seen within the last three years may be stored in a commercial storage facility or other location Professional Business Manager shall designate, provided that Professional Business Manager shall notify the Practice of the location of said records. All such health care records shall be retained and maintained by the Practice and the Professional Business Manager as agent for the Practice in accordance with all applicable state and federal laws relating to the confidentiality and retention thereof. In this regard, Professional Business Manager shall use its best efforts to preserve the confidentiality of patient records and shall use information contained in such records only as the agent for the Practice and for the limited purposes necessary to perform the services set forth herein.

          (b)     Other  Reports  and  Records.  Professional  Business  Manager
                  ----------------------------
shall timely create, prepare, and file such additional reports and records as are reasonably necessary and appropriate for the Practice's provision of Professional Eye Care Services at the EyeMasters Practice Locations, and shall be prepared to analyze and interpret such reports and records upon the request of the Practice.

     3.13     Recruitment  of  the  Practice's  Professionals  and  Optical
              -------------------------------------------------------------
Technicians.  Upon  the  Practice's request, Professional Business Manager shall
          -
coordinate, supervise or perform all administrative services reasonably necessary and appropriate to recruit potential Professionals and Optical Technicians to become employees of the Practice at the EyeMasters Practice Locations. It will be and remain the sole and complete responsibility of the Practice to interview, select, contract with, supervise, control and terminate all Professionals and Optical Technicians performing Professional Eye Care Services or other professional services at the EyeMasters Practice Locations.

3.14     Confidential  and  Proprietary  Information.
         -------------------------------------------

          (a) Professional Business Manager agrees that it shall not disclose any Confidential Information of the Practice to other persons without the Practice's express written authorization, that such Confidential Information shall not be used in any way detrimental to the Practice, and that Professional Business Manager will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations; provided, however, that Professional Business Manager may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Agreement, it being understood and agreed by Professional Business Manager that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section, and will be directed by Professional Business Manager not to disclose to any other person any Confidential Information.

          (b) Notwithstanding clause (a) above and subject to the restrictions in clause (b) below, Professional Business Manager may share, subject to the restrictions of this Section, with other professional corporations, limited liability companies, associations, ophthalmology and optometry practices, or health care delivery entities the practice statistics of the Practice, including utilization review data, quality assurance data, cost data, outcomes data, or other practice data. The Practice statistics and confidential information may be disclosed within the Practice, to managed care providers or other third party payors for the purpose of obtaining or maintaining third party payor contracts or reimbursements, or to financial analysts and underwriters; provided that any disclosure outside the Practice for any purpose not related to managed care contracting shall not identify any Professional by name without the Practice's consent and will not disclose or divulge patient identifying information.

          (c) Notwithstanding anything contained herein to the contrary, Professional Business Manager shall comply with the requirements set forth in the HIPAA Addendum attached hereto as Exhibit 3.14.

     3.15     Professional  Business  Manager's Insurance.  Throughout the Term,
              -------------------------------------------
Professional Business Manager shall, as an Office Expense, obtain and maintain with commercial carriers, through self-insurance or some combination thereof, appropriate workers' compensation coverage for Professional Business Manager's employed personnel provided pursuant to this Agreement, and professional, casualty and comprehensive general liability insurance covering Professional Business Manager, Professional Business Manager's personnel, and all of Professional Business Manager's equipment in such amounts, on such basis and upon such terms and conditions as Professional Business Manager deems appropriate but which insurance is consistent with the insurance which is maintained by the Practice pursuant to Section 4.5 of this Agreement. Professional Business Manager shall cause the Practice to be named as an additional insured on Professional Business Manager's professional, casualty and comprehensive general liability policy. Upon the request of the Practice, Professional Business Manager shall provide the Practice with a certificate evidencing such insurance coverage. Professional Business Manager, in agreement with the Practice, may also carry, as an Office expense, key person life and disability insurance on any Shareholder or Professional employee of the Practice in amounts determined reasonable and sufficient by the Professional Business Manager. Professional Business Manager shall be the owner and beneficiary of any such insurance. Should only the Practice choose to obtain key person life and disability insurance, the Practice shall pay all premiums as a Practice Expense and shall receive all proceeds. Further, if only the Professional Business Manager chooses to obtain such insurance, Professional Business Manager shall pay all premiums as a

Professional Business Manager Expense and shall receive the proceeds. The Practice shall cause its Professionals to submit to a medical examination necessary to obtain such insurance.

     3.16     No  Warranty  or  Representations.  The Practice acknowledges that
              ---------------------------------
Professional Business Manager has not made and will not make any express or implied warranties or representations that the Management Services provided by Professional Business Manager will result in any particular amount or level of income to the Practice. Specifically, Professional Business Manager has not represented that its Management Services will result in higher revenues, lower expenses, greater profits, or growth in the number of patients treated by the Practice's Professionals.

     3.17     Marketing  and  Public  Relations.  Professional  Business Manager
              ---------------------------------
acknowledges that the Practice desires a public relations program to enhance its optometric and/or therapeutic optometric practice and to extend the Office's ability to provide Professional Eye Care Services to patients at the EyeMasters Practice Locations. Subject to the Practice's approval, Professional Business Manager shall design and implement an appropriate public relations program on behalf of the Practice, with appropriate emphasis on public awareness of the availability of Professional Eye Care Services at the EyeMasters Practice Locations. The public relations program shall be conducted in compliance with applicable laws and regulations governing advertising by the ophthalmological and optometric professions.

     3.18     Acquisition  of  Services  and  Supplies.  In  obtaining services,
              ----------------------------------------
supplies and personnel for or on behalf of the Practice pursuant to this Agreement, Professional Business Manager shall be authorized to obtain such services, supplies and personnel from an affiliate of Professional Business Manager provided that the Office Expenses which are incurred by or on behalf of the Professional Business Manager shall be consistent with the expenses of optical dispensaries similar in size, type, and operations in the area in which the Practice operates.


                                   ARTICLE IV

                OBLIGATIONS AND RESPONSIBILITIES OF THE PRACTICE.
                ------------------------------------------------

     4.1     Professional  Services.  The  Practice shall diligently conduct the
             ----------------------
business of an optometric and/or therapeutic optometric practice, including utilizing its capacities to the greatest extent practicable to provide Professional Eye Care Services to patients of the Office at the EyeMasters Practice Locations. The Practice shall have the obligation to provide customary services of fitting and training to contact lens patients, including but not limited to, training with respect to the insertion and removal of contact lenses. The Practice shall retain that number of Professionals at the EyeMasters Practice Locations as are reasonably necessary and appropriate in the sole discretion of the Practice for the provision of Professional Eye Care Services at the EyeMasters Practice Locations and shall determine their assignment and scheduled hours of practice at the EyeMasters Practice Locations. The Practice shall provide Professional Eye Care Services to the Office's patients in compliance at all times with ethical standards, laws, and regulations applying to the optometric and/or therapeutic optometric professions. The Practice shall ensure that each Professional associated with or employed by the Practice to provide optometric and/or therapeutic optometric care to the Office's patients at the EyeMasters Practice Locations is licensed in each jurisdiction in which he or she provides such services. The Practice shall establish and implement a program to monitor the quality of Professional Eye Care

Services provided at the EyeMasters Practice Locations (the "Continuous Quality Improvement Program"). The Continuous Quality Improvement Program shall be designed to promote and maintain quality care consistent with accepted practices prevailing from time to time in the area where each EyeMasters Practice Location is situated.

     4.2     Optometric and Therapeutic Optometric Practice.  The Practice shall
             ----------------------------------------------
use and occupy the Office for the provision of Professional Eye Care Services and shall comply with all applicable local rules and ordinances and all standards of optometric and/or therapeutic optometric care. It is expressly acknowledged by the parties that the optometric and/or therapeutic optometric practice or practices conducted at the Office shall be conducted solely by Professionals employed by or under contract with the Practice, and no other Professional shall be permitted to use or occupy the Office without the prior written consent of Professional Business Manager.

4.3     Employment  of Professionals and Optical Technicians. Subject to Section
        ----------------------------------------------------
3.13 hereof, the Practice shall be responsible for the hiring, compensation, supervision, evaluation, and termination of all Professionals and Optical Technicians at the EyeMasters Practice Locations. At the request of the Practice, Professional Business Manager shall be available to consult with the Practice respecting such matters. The Practice shall be responsible for the payment of such Professionals' and Optical Technicians' salaries and wages, payroll taxes, benefits, and all other taxes and charges now or hereafter applicable to them. The Practice shall employ and contract only with licensed Professionals who meet applicable credentialing guidelines established by the Practice. The Practice shall not in any fiscal year contract in the aggregate with Professionals and Optical Technicians for an amount (including the cost of associated benefits, payroll expense, and professional liability coverage) which is greater than the amount provided for such purpose in the Budget for such fiscal year. The Practice represents, warrants and covenants that, if requested by the Professional Business Manager, on or before ninety (90) days from the date of such request, it will use its best efforts to obtain, shall in the future obtain, and shall enforce formal written employment agreements from each of its present full-time (an average of thirty (30) or more hours per week) Professionals, except for the President of the Practice, and those employed in the future in the form mutually acceptable to the Practice and the Professional Business Manager ("Employment Agreement") containing a restrictive covenant (the "Restrictive Covenant"). The Practice further represents, warrants and covenants that the President of the Practice has entered into an Employment
Agreement dated on or about February 26, 2000, as amended effective May 25, 2003, in the form attached as Exhibit 4.3B to the Terminated Management Agreement, which agreement is currently and shall remain in force and effect during the term of this Agreement without amendment unless terminated in accordance therewith. The President shall devote his full time and attention to the operation of the Practice and shall not provide optometric services other than at the EyeMasters Practice Locations. The Parties acknowledge that the primary duties of the Optical Technicians will be to assist the Professionals with Professional Eye Care Services. If requested by the Professional Business Manager, and the Practice in its reasonable discretion determines that time permits, such Optical Technicians may from time to time perform services which benefit the optical retail location adjacent to the EyeMasters Practice Location, provided that at all such times the Optical Technicians shall remain under the control and supervision of the Practice. In no event shall the Practice or any of the Optical Technicians be entitled to any compensation or reimbursement for such services provided by the Optical Technicians.

     4.4     Professional  Standards.  As a continuing condition of Professional
             -----------------------
Business Manager's obligations hereunder, each Professional and any other Professional personnel retained by the Practice to provide Professional Eye Care Services at the EyeMasters Practice Locations must (i) have and maintain a valid and unrestricted license to practice optometry or ophthalmology in the jurisdiction in which such Professional provides services, (ii) comply with, be controlled and governed by, and provide Professional Eye Care Services in accordance with, applicable federal, state and municipal laws, rules, regulations, ordinances and orders, and the ethics and standard of care of the optometric community wherein the Office is located, and (iii) provide on a continual basis, quality care to its patients.

     4.5     Practice's  Insurance.  The  Business  Manager shall, as a Practice
             ---------------------
Expense, obtain and maintain with commercial carriers chosen by the Practice appropriate workers' compensation coverage for the Practice's employed personnel, if any, and professional and comprehensive general liability insurance covering the Practice and each of the Professionals involved in the provision of Professional Eye Care Services. The comprehensive general liability coverage with respect to each of the Professionals shall be in the minimum amount of One Million Dollars ($1,000,000) and professional liability coverage shall be in the minimum amount of One Million Dollars ($1,000,000) for each occurrence and One Million Dollars ($1,000,000) annual aggregate. The insurance policy or policies shall provide for at least thirty (30) days' advance written notice to the Practice from the insurer as to any alteration of coverage, cancellation, or proposed cancellation for any cause. Upon the termination of this Agreement for any reason, the Practice shall continue to carry professional liability insurance in the amounts specified herein for the shorter period of (i) the period set forth in Arizona's statute of repose (or if no statute of repose exists, Arizona's statute of limitations) for bringing professional malpractice claims based upon injuries which are not immediately discoverable plus any applicable tolling periods, or (ii) ten (10) years after termination; or if the Practice dissolves or ceases to practice optometry, the Practice shall obtain and maintain as a Practice Expense "tail" professional liability coverage, in the amounts specified in this Section for the shorter period of (i) the period set forth in Arizona's statute of repose (or if no statute of repose exists, Arizona's statute of limitations) for bringing professional malpractice claims based upon injuries which are not immediately discoverable plus any applicable tolling periods, or (ii) ten (10) years. The Practice shall be responsible for paying all premiums for Shareholder "tail" insurance coverage and such coverage shall be a Shareholder Expense; provided, however, that the Practice may cause its Professionals to be responsible for paying the premiums for such "tail" insurance coverage.

     4.6     Confidential  and Proprietary Information. The Practice agrees that
             -----------------------------------------
it shall not disclose any Confidential Information of the Professional Business Manager to other persons without Professional Business Manager's express written authorization, such Confidential Information shall not be used in any way detrimental to Professional Business Manager, and the Practice will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations; provided, however, that the Practice may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Agreement, it being understood and agreed by the Practice that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section, and will be directed by the Practice not to disclose to any other person any Confidential Information.

     4.7     Non-Competition.  The Practice hereby recognizes, acknowledges, and
             ---------------
avers that Professional Business Manager will incur substantial costs in providing the equipment, support services, personnel, management, administration, and other items and services that are the subject matter of this

Agreement and that in the process of providing services under this Agreement, the Practice will be privy to financial and Confidential Information, to which the Practice would not otherwise be exposed. The Parties also recognize that the services to be provided by Professional Business Manager will be feasible only if the Practice operates an active practice to which the Professionals associated with the Practice devote their full time and attention (provided, however, the Practice or its Shareholders may hire or otherwise engage the services of optometrists or other professionals on a part-time basis when the Practice deems it appropriate). The Practice agrees, acknowledges, and avers that the non-competition covenants described hereunder are necessary for the protection of Professional Business Manager, and that Professional Business Manager would not have entered into this Agreement without the following covenants.

          (a) Except as specifically agreed to by Professional Business Manager in writing, the Practice covenants and agrees that during the Term of this Agreement and for a period of one (1) year from the date this Agreement is terminated other than if terminated by the Practice for cause, the Practice and the Shareholders shall not directly or indirectly, engage in any activity or own (excluding ownership of less than one percent (1%) of the equity of any publicly traded entity and excluding ownership of the common stock of Professional Business Manager), manage, operate, control, contract with, lend funds to, lend its name to, maintain any interest whatsoever in, or be employed by, any enterprise (i) having to do with the provision, distribution, promotion, or advertising of any type of management or administrative services or products
(including, without limitation, the sale of optical lenses, frames or contact lens) to third parties in competition with Professional Business Manager, within a 10 mile radius of any EyeMasters Practice Location; and/or (ii) offering any type of service(s) or product(s) to third parties substantially similar to those offered by Professional Business Manager to the Practice hereunder in competition with Professional Business Manager within a 10 mile radius of any EyeMasters Practice Location. Notwithstanding the above restriction, nothing herein shall prohibit (i) the Practice or any of its Shareholders from providing management and administrative services to this or their own optometry practice after the termination of this Agreement; (ii) the Practice or its Shareholders from contracting with a third-party manager to provide administrative or management services for its or their professional eye care practices after termination of this Agreement; (iii) any of the Practice's Shareholders from providing management and administrative services to their own optometry practices after the termination of their employment relationship with the Practice, and (iv) such Shareholders from contracting with a third-party manager to provide administrative or management services for their professional eye care practices after the termination of their employment relationship with the Practice.

          (b) The Practice understands and acknowledges that Professional Business Manager shall suffer severe harm in the event that the foregoing non-competition covenants in Section 4.7 are violated, and accordingly, if the Practice breaches any obligation of Section 4.7, in addition to any other remedies available under this Agreement, at law or in equity, Professional Business Manager shall be entitled to enforce this Agreement by injunctive relief and by specific performance of the Agreement, such relief to be without the necessity of posting a bond, cash or otherwise. Additionally, nothing in this Section 4.7(b) shall limit Professional Business Manager's right to recover any other damages to which it is entitled as a result of the Practice's breach. The time period for which the non-competition covenant is effective shall be extended day for day for the time period the Practice is in violation of the non-competition covenant. If any provision of the covenants is held by a court of competent jurisdiction to be unenforceable due to an excessive time period, geographic area, or restricted activity, the covenant shall be reformed to comply with such time period, geographic area, or restricted activity that would be held enforceable.

Following termination of this Agreement pursuant to Section 6.2(a) hereof, the Practice shall be relieved of the restrictions imposed by this Section 4.7.

     4.8     Name, Trademark.  The Practice covenants and agrees that during the
             ---------------
term of this Agreement, the Practice shall conduct its professional practice at the EyeMasters Practice Locations under the name of, and only under the names of "Stephen L. Christenson & Associates," and "S.L. Christensen Consulting, P.C." (unless otherwise consented to by Professional Business Manager) and that such name is, or will be, duly and timely registered, qualified, or licensed under the laws of the jurisdiction in which they are being used. The Practice covenants and promises that, without the prior written consent of the Professional Business Manager, the Practice will not:

          (a) take any action that is reasonably likely to result in the loss of registration, qualification or licensure of the name;

          (b) fail to take any reasonably necessary action that will maintain the registration, qualification, or licensure current;

          (c) license, sell, give, or otherwise transfer the name or the right to use the name to any optometry practice, Optometrist, professional corporation, professional limited liability company, office or any other entity; or

          (d) cease conducting the professional practice of the Practice under the name.

     4.9     Billing  Information  and  Assignments; Establishment of Fees.  The
             -------------------------------------------------------------
Practice shall promptly provide the Professional Business Manager with all billing and other information reasonably requested by the Professional Business Manager to enable it to bill and collect the Office's fees and other charges and reimbursement claims pursuant to Section 3.9, and the Practice shall use its best efforts to procure consents to assignments and other approvals and documents necessary to enable the Professional Business Manager to obtain payment or reimbursement from third parties for such fees, other charges and claims.

     4.10     Provider  Agreements.  The  Practice shall have ultimate authority
              --------------------
with regard to all contractual arrangements with third parties for the Practice's provision of Professional Eye Care Services at the EyeMasters Practice Locations, and the Practice may at its sole discretion reject or otherwise refuse to enter into any such contractual arrangement.

     4.11     Tax  Matters.  The  Practice  shall  prepare  or  arrange  for the
              ------------
preparation by an accountant selected by the Practice of all appropriate corporate tax returns and reports required of the Practice including such returns and reports required with respect to the Professional Practice Account. A pro rata portion of the costs and expenses relating to the preparation of such returns and reports shall be deemed a Practice Expense.

     4.12     Shareholders'  Undertaking.  The  Practice  shall  cause  to  be
              --------------------------
executed  by  all  Shareholders  of  the  Practice an undertaking in the form of
Exhibit 4.12 by such Shareholders to cause the Practice to abide by the restrictive covenant described in Section 4.7 of this Professional Business Management Agreement.

     4.13     Limitations  on  Actions  of the Practice.  The Practice shall not
              -----------------------------------------
take any of the following actions without the express prior written consent of Professional Business Manager:
          (a) Any action leading to or intended to result in the merger, combination or consolidation of the Practice or Office with, or acquisition of the Practice, the Office, or their businesses by, any other entity;
     (b) Mortgage or encumber any of the Practice's real, personal or mixed property as security for any indebtedness which is not contemplated by the Budget;
     (c) Pay any dividend or make any other distribution, whether in cash or in kind, to Shareholders of the Practice, if any compensation owed by the Practice to Professional Business Manager hereunder has not been paid in full, and if any and all monetary obligations of the Practice to Professional Business Manager have not been fully paid in accordance with the terms of any and all documents governing such obligations; provided, however, that the foregoing shall not prevent payment of Shareholder's salary, Bonus, payroll taxes thereon, and certain Shareholder Expenses as set forth in Section 3.10(b);
     (d) Dissolve or liquidate the Practice, or take any action with a view to or likely to have the result of the dissolution or liquidation of the Practice; or
     (e) Authorize the provision of professional services such that the income derived therefrom is not owned by the Practice; provided that no such consent is necessary for (i) professional services performed by Professionals during said Professionals' vacation time, or (ii) professional services performed in connection with duties and responsibilities as a member of the Reserves or National Guard.
     4.14     Leases  of Office.  The Practice shall maintain and fulfill all of
              -----------------
its  obligations  under  leases  or subleases of Office facilities or locations.

                                    ARTICLE V

                        BUSINESS MANAGER'S COMPENSATION.
                        -------------------------------

     5.1     Base  Management  Fee.  The  Practice  and  Professional  Business
             ---------------------
Manager agree to the compensation set forth herein as being paid to Professional Business Manager in consideration of a substantial commitment made by Professional Business Manager hereunder and that such fees are fair and reasonable. Each month Professional Business Manager shall be paid that Management Fee as set forth in Exhibit 5.1 (as may be amended from time to time) The Parties agree that in the event that additional Practice locations are opened, or some of the Practice locations are abandoned, the Management Fee set forth on Exhibit 5.1 shall be adjusted as mutually agreed upon by the Parties.

     5.2     Reasonable Value.  Payment of the Management Fee is not intended to
             ----------------
be and shall not be interpreted or applied as permitting Professional Business Manager to share in the Practice's fees for Professional Eye Care Services or any other services, but is acknowledged as the Parties' negotiated agreement as to the reasonable fair market value of Professional Business Manager's commitment to pay all Office Expenses and the fair market value of the equipment, contract analysis and support, other support services, purchasing, personnel, management, administration, strategic management and other items and services furnished by Professional Business Manager pursuant to the Agreement, considering the nature and volume of the services required and the risks assumed by Professional Business Manager. The Practice and Professional Business Manager recognize and acknowledge that Professional Business Manager will incur substantial costs and business risks in undertaking to pay all Office Expenses and in providing the support services, personnel, marketing, management, administration, and other items and services that are the subject matter of this Agreement. It is the intent of the Parties that the Management Fee reasonably compensate Professional Business Manager for the value to the Practice of Professional Business Manager's administrative expertise, given the considerable business risk to Professional Business Manager, in providing the Management Services that are the subject of this Agreement.

     5.3     Payment  of  Management  Fee.  To  facilitate  the  payment  of the
             ----------------------------
Management Fee as provided in Section 5.1 hereof, the Practice hereby expressly authorizes Professional Business Manager to make withdrawals of the Management Fee from the Professional Practice Account as such fee becomes due and payable during the Term in accordance with Section 3.10(a) and after termination as provided in Section 6.3. Professional Business Manager shall deliver to the Practice an invoice for the Management Fee accompanied by a reasonably detailed statement of the information upon which the Management Fee calculation is based.

     5.4     Disputes  Regarding  Fees.
             -------------------------

          (a) It is the Parties' intent that any disputes regarding performance standards of the Professional Business Manager be resolved to the extent possible by good faith negotiation. To that end, the Parties agree that if the Practice in good faith believes that Professional Business Manager has failed to perform its obligations, and that as a result of such failure, the Practice is entitled to a set-off or reduction in its Management Fees, the Practice shall give Professional Business Manager notice of the perceived failure and request in the notice a set-off or reduction in Management Fees. Professional Business Manager and the Practice shall then negotiate the dispute in good faith, and if an agreement is reached, the Parties shall implement the resolution without further action. At the request of Professional Business Manager or the Practice, the Practice Advisory Council shall make recommendations to Professional Business Manager with respect to any dispute concerning a set off or reduction in Management Fees.

          (b) If the Parties cannot reach a resolution within a reasonable time, the Parties shall submit the dispute to mediation to be conducted in accordance with the American Arbitration Association's Commercial Mediation Rules.

          (c) If the mediation process fails to resolve the dispute, the dispute shall be submitted by either Party to binding arbitration under Section 8.7.

                                   ARTICLE VI

                              TERM AND TERMINATION
                              --------------------

     6.1     Initial  and  Renewal  Term.  Subject  to  earlier  termination  as
             ---------------------------
provided herein, the Term of this Agreement will be for an initial period commencing on May 25, 2003 and ending on May 30, 2004, and thereupon the Term shall automatically expire unless the Parties mutually agree in writing to extend the

Term beyond the current expiration date. In the event either Party desires to extend the Term of this Agreement beyond the current expiration date, such Party shall give the other Party written notice of such desire within seventy (70) days of the expiration of the Agreement. The other Party has ten (10) days within which to respond to the request to extend the Term of the Agreement. If no response is made within such ten (10) day period, such request for extension shall be deemed rejected. Notwithstanding any provision to the contrary, the rights and obligations of the parties with respect to any EyeMasters Practice Location shall terminate upon the termination of the underlying lease or sublease pursuant to which the Practice operates such Office.

     6.2     Termination.
             -----------

          (a)     Termination  by  the  Practice.  The  Practice may immediately
                  ------------------------------
terminate  this  Agreement  at  its  discretion, upon written notice pursuant to
Section  8.3,  for  the  following  reasons:

               (i) If Professional Business Manager becomes insolvent by reason of its inability to pay its debts as they mature; is adjudicated bankrupt or insolvent; files a petition in bankruptcy, reorganization or similar proceeding under the bankruptcy laws of the United States or shall have such a petition filed against it which is not discharged within thirty (30) days; has a receiver or other custodian, permanent or temporary, appointed for its business, assets or property; makes a general assignment for the benefit of creditors; has its bank accounts, property or accounts attached; has execution levied against its business or property; or voluntarily dissolves or liquidates or has a petition filed for corporate dissolution and such petition is not dismissed with thirty (30) days;

               (ii) If the Professional Business Manager fails to comply with any material provision of this Agreement and does not correct such failure within ninety (90) days after written notice of such failure to comply is delivered by the Practice specifying the nature of the breach in reasonable detail; or

               (iii) Professional Business Manager commits any act of fraud, misappropriation or embezzlement, or any other felony and as a result the Professional Business Manager is unable to substantially perform under the terms of this Agreement.

          (b)     Termination  by  Professional  Business  Manager  Professional
                  ------------------------------------------------
Business Manager may immediately terminate this Agreement at its discretion, upon written notice pursuant to Section 8.3, for the following reasons:

               (i) The revocation, suspension, cancellation or restriction of any Shareholders' license to practice optometry in Arizona if, in the reasonable discretion of the Professional Business Manager, the Practice will not be financially viable after such revocation, suspension, cancellation, or restriction.

               (ii) If the Practice becomes insolvent by reason of its inability to pay its debts as they mature; is adjudicated bankrupt or insolvent; files a petition in bankruptcy, reorganization or similar proceeding under the bankruptcy laws of the United States or shall have such a petition filed against it which is not discharged within thirty (30) days; has a receiver or other custodian, permanent or temporary, appointed for its business, assets or property; makes a general assignment for the benefit of creditors; has its bank accounts, property or accounts attached; has execution levied against its business or property; or voluntarily dissolves or liquidates or has a petition filed for corporate dissolution and such petition is not dismissed with thirty
(30)  days;

               (iii) If the Practice fails to comply with any material provision of this Agreement, or any other agreement with Professional Business Manager, or the President fails to comply with the provisions of the President's Employment Agreement, and does not correct such failure within ninety (90) days after written notice of such failure to comply is delivered by Professional Business Manager specifying the nature of the breach in reasonable detail;

               (iv) If the Practice fails to comply with Section 4.1 pertaining to the Hours of Operation of the Sublease Agreements entered into with EyeMasters, Inc. and/or Visionary Properties, Inc., and such non-compliance was reasonably avoidable and the Practice does not correct such failure within five (5) days after written notice of such failure to comply is delivered by Professional Business Manager; provided, however, that Professional Business Manager shall only be obligated to sent two (2) such notices in any twelve (12) month period and upon the third and/or any successive failure to comply with such obligations in any twelve (12) month period, Practice shall automatically be in default thereunder without the necessity of any notice or opportunity to cure being given and Professional Business Manager shall immediately have the right to exercise any one or more of its remedies available to it as a result of such default without the necessity of any notice or opportunity to cure being given to the Practice.

               (v) If the Practice or any of the Practice's Professionals commit any act of fraud, misappropriation or embezzlement, or any other felony and as a result the Practice as an entire entity is unable to substantially perform under the terms of this Agreement; or

               (vi) If any of the material representations of the Practice are false or incorrect when made or hereafter become materially false or incorrect or any warranty of the Practice is materially breached.

     (c) The Professional Business Manager may terminate its obligation with regard to any individual EyeMasters Practice Location upon sixty days' prior written notice to the Practice.

          (d)     Termination  by  Agreement.  In  the  event  the  Practice and
                  --------------------------
Professional Business Manager shall mutually agree in writing, this Agreement may be terminated on the date specified in such written agreement.

          (e)     Legislative,  Regulatory  or  Administrative  Change.  In  the
                  ----------------------------------------------------
event there shall be a change in the Medicare or Medicaid statutes, federal statutes, state statutes, case law, administrative interpretations, regulations or general instructions, the adoption of new federal or state legislation, a change in any third-party reimbursement system, or any finding, ruling, or decree of any regulatory body concerning this Agreement, any of which are reasonably likely to materially and adversely affect the manner in which either Party may perform or be compensated for its services under this Agreement or which shall make this Agreement or any related agreements unlawful or unenforceable, or which would be reasonably likely to subject either Party to this Agreement, or any member, shareholder, officer, director, employee, agent or affiliated organization to any civil or criminal penalties or administrative sanctions, the Parties shall immediately use their best efforts to enter into a new service arrangement or basis for compensation for the services furnished pursuant to this Agreement that complies with the law, regulation, policy, finding, ruling, or decree, or which minimizes the possibility of such penalties, sanctions or unenforceability, and that approximates as closely as possible the economic position of the Parties prior to the change. If the Parties are unable to reach a new agreement within thirty
(30) days, this Agreement shall be terminated upon thirty (30) days written notice by either party to the other.

     6.3     Effects  of  Termination.
             ------------------------

          (a)     Obligation  After  Termination.     Upon  termination  of this
                  -------------------------------
Agreement, as hereinabove provided, neither Party shall have any further obligations hereunder except for

               (i) obligations accruing prior to the date of termination, including, without limitation, payment of the Management Fee relating to services provided prior to the termination of this Agreement;

               (ii) obligations, promises, or covenants set forth herein that are expressly made to extend beyond the Term, including, without limitation, insurance, indemnities and non-competition provisions, which provisions shall survive the expiration or termination of this Agreement;

               (iii)     the  obligation  of  the  Practice described in Section
6.4;  and

               (iv) the obligation of the Practice to repay amounts advanced by Professional Business Manager to the Practice.

          (b)     Receipt  of Collections After Termination. In effectuating the
                  ------------------------------------------
provisions of this Section 6.3, the Practice specifically acknowledges and agrees that if this Agreement terminates pursuant to Sections 6.1, 6.2(b) or 6.2
(d), Professional Business Manager shall continue for a period not to exceed ninety (90) days to exclusively collect and receive on behalf of the Practice all cash collections from accounts receivable in existence at the time this Agreement is terminated, it being understood that

               (i) such cash collections will represent compensation to Professional Business Manager to the extent of all outstanding obligations to Professional Business Manager by the Practice pursuant to this Agreement; for Management Services already rendered;

               (ii) Professional Business Manager shall not be entitled to collect accounts receivable after the termination date if this Agreement is terminated pursuant to Section 6.2(a);

               (iii) the Professional Business Manager shall deduct from such cash collections any other amounts owed to Professional Business Manager under this Agreement, including, without limitation, ten percent (10%) of such cash collections as its Management Fee during any period after the termination of this Agreement while such collections are taking place and any reasonable costs incurred by Professional Business Manager in carrying out the post termination procedures and transactions contemplated herein; and

               (iv) Professional Business Manager shall remit remaining amounts from such collection activities, if any, to the Practice.

          (c)     Surrender  of  Books After Termination. Upon the expiration or
                  ---------------------------------------
termination of this Agreement for any reason or cause whatsoever, Professional Business Manager shall surrender to the Practice all books and records pertaining to the Office.

     6.4     Limitation  of  Liability.  IN NO EVENT SHALL PROFESSIONAL BUSINESS
             -------------------------
MANAGER  BE  LIABLE  TO  THE PRACTICE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL
DAMAGES OR LOST PROFITS, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF, EVEN IF PROFESSIONAL BUSINESS MANAGER HAS BEEN ADVISED OF THE POSSIBILITY THEREOF; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT PREVENT RECOVERY OF ACTUAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT.

                                  ARTICLE VIII

                       INDEMNIFICATION; THIRD PARTY CLAIMS
                       -----------------------------------

     7.1     Indemnification  by the Practice.  The Practice shall indemnify and
             --------------------------------
hold harmless Professional Business Manager and Professional Business Manager's shareholders, directors, officers, agents and employees, from and against all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting in any manner, directly or indirectly, from the negligent acts or omissions or misconduct of the Practice or its members, Shareholders, directors, officers, employees, agents or independent contractors, including but not limited to any such claims, demands, liabilities, losses, damages, costs and expenses which accrued or arose prior to the date of execution of this Agreement.

     7.2     Indemnification  by  Professional  Business  Manager.  Professional
             ----------------------------------------------------
Business Manager shall indemnify and hold harmless the Practice, and the Practice's members, Shareholders, directors, officers, agents and employees, from and against any and all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting in any manner, directly or indirectly, from the negligent acts or omissions or misconduct of Professional Business Manager or its shareholders, directors, officers, employees, agents or independent contractors.

     7.3     Notice of Claim for Indemnification.  No claims for indemnification
             -----------------------------------
under this Agreement relating to claims solely between the Parties shall be valid unless notice of such claim is delivered to the Practice (in the case of a claim by Professional Business Manager) or Professional Business Manager (in the case of a claim by the Practice) within one (1) year after the Party making such claim first obtained knowledge of the facts upon which such claim is based. Any such notice shall set forth in reasonable detail, to the extent known by the Party giving such notice, the facts on which such claim is based and the resulting estimated amount of damages.

     7.4     Matters  Involving  Third  Parties.
             ----------------------------------

          (a) If the Practice or Professional Business Manager receives notice or acquires knowledge of any matter which may give rise to a claim by another person and which may then result in a claim for indemnification under this Agreement, then: (i) if such notice or knowledge is received or acquired by the Practice, the Practice shall promptly notify Professional Business Manager; and (ii) if such notice or knowledge is received or acquired by Professional Business Manager, the Professional Business Manager shall promptly notify the Practice; except that no delay in giving such notice shall diminish any obligation under this Agreement to provide indemnification unless (and then solely to the extent) the Party from whom such indemnification is sought is prejudiced.

          (b) Any Party from whom such indemnification (the "Indemnifying Party") is sought shall have the right to defend the Party seeking such indemnification (the "Indemnified Party") against such claim by another person (the "Third Party Claim") with counsel of the Indemnifying Party's choice reasonably satisfactory to the Indemnified Party so long as: (i) within fifteen
(15) days after the Indemnified Party has given notice of the Third Party Claim to the Indemnifying Party, the Indemnifying Party notifies the Indemnified Party that the Indemnifying Party will indemnify the Indemnified Party from and against all adverse consequences the Indemnified Party may suffer caused by, resulting from, arising out of or relating to such Third Party Claim; (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably satisfactory to the Indemnified Party that the Indemnifying Party has the financial resources necessary to defend against the Third Party Claim and fulfill its indemnification obligations; (iii) the Third Party Claim seeks money damages; (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim (other than an optometric malpractice claim) is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party; and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 7.4(b): (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; (ii) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior consent of the Indemnifying Party; and (iii) the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior consent of the Indemnified Party.

          (d) If any of the conditions specified in Section 7.4(b) is not satisfied, however; (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem advisable (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith); (ii) the Indemnifying Party shall reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' and accountants' fees and expenses); and (iii) the Indemnifying Party shall remain responsible for any adverse consequences the Indemnified Party may suffer caused by, resulting from, arising out of or relating to such Third Party Claim to the fullest extent provided in this Agreement.

     7.5     Settlement.  Except  as permitted by Section 7.4, a Party shall not
             ----------
compromise or settle any claim for which the other Party is obligated to indemnify it without the written consent of such Party.

     7.6     Cooperation.  The  Indemnified  Party  shall  make  available  all
             -----------
information and assistance that the Indemnifying Party may reasonably request in conjunction with assessing, defending and settling said claim.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

     8.1     Administrative  Services  Only.  Nothing  in  this  Agreement  is
             ------------------------------
intended or shall be construed to allow Professional Business Manager to exercise control, authority or direction over the manner or method by which the Practice and its Professionals perform Professional Eye Care Services or other professional health care services. The rendition of all Professional Eye Care Services, including, but not limited to, the prescription or administration of medicine and drugs, shall be the sole responsibility of the Practice and its Professionals, and Professional Business Manager shall not interfere in any manner or to any extent therewith. Nothing contained in this Agreement shall be construed to permit Professional Business Manager to engage in the practice of optometry, it being the sole intention of the Parties hereto that the services to be rendered to the Practice by Professional Business Manager are solely for the purpose of providing non-optometric management and administrative services to the Practice so as to enable the Practice to devote its full time and energies to the professional conduct of its professional eye care practice and provision of Professional Eye Care Services to its patients.

     8.2     Status  of  Independent  Contractor.  The Practice and Professional
             -----------------------------------
Business Manager and their shareholders are not, and shall not be deemed to be by virtue of this Agreement, joint venturers, partners, employees or agents of each other (except as expressly provided in this Agreement). Except as may be expressly provided herein, neither Party shall have any authority to bind the other without the other's express written consent; and then only to the extent of the authority conferred by such express written consent. Each Party is an independent contractor, and each Party shall remain professionally and economically independent of the other. In the course of the business relationship contemplated in this Agreement only the Practice and its Professionals shall practice optometry and/or therapeutic optometry, and they shall do so as independent professionals with no employment relationship to Professional Business Manager. Professional Business Manager and the Practice agree that the Practice shall retain absolute authority to direct the optometric, professional, and ethical aspects of its optometric and/or therapeutic optometric practice, any authority granted herein to Professional Business Manager concerning the business and administrative aspects of such practice notwithstanding. Each Party shall be solely responsible for and shall comply with all state and federal laws applicable to that Party pertaining to employment taxes, income tax withholding, unemployment compensation contributions, and other employment related matters.

     8.3     Notices.  Any notice, demand, or communication required, permitted,
             -------
or desired to be given hereunder shall be deemed effectively given when in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, addressed as follows:

                         The Practice: S.L. Christensen, O.D. & Associates, P.C.
                                                  c/o Dr. Stephen L. Christensen
                                                               54 W. Carver Road
                                                            Tempe, Arizona 85284
                                      with a copy: Keller, Keller & Newman, PLLC
                                              101 North First Avenue, Suite 2430
                                                     Phoenix, Arizona 85003-1918
                                                    Attention: Donald, J. Newman

                                 Professional Business Manager: EyeMasters, Inc.
                                                               11103 West Avenue
                                                        San Antonio, Texas 78213
                                              Attention: Chief Financial Officer

                                        with a copy to: Cox & Smith Incorporated
                                                        112 E. Pecan, Suite 1800
                                                        San Antonio, Texas 78205
                                 Attention: J. Daniel Harkins or Steven A. Elder

or to such other address, or to the attention of such other person or officer, as any party may by written notice designate.

     8.4     Governing  Law.  This  Agreement shall in all respects be governed,
             --------------
interpreted and construed in accordance with the laws of the State of Arizona without giving effect to principles of comity or conflicts of laws thereof.

     8.5     Jurisdiction  and  Venue.  Professional  Business  Manager  and the
             ------------------------
Practice hereby consent to the personal jurisdiction and venue of the state and federal courts in the judicial circuit where the Practice has its principal corporate office, and do hereby waive all questions of personal jurisdiction and venue, including, without limitation, the claim or defense that such courts constitute an inconvenient forum.

     8.6     Assignment.  Except  as  may be herein specifically provided to the
             ----------
contrary, this Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives, successors, and assigns; provided, however, that the Practice may not assign this Agreement without the prior written consent of Professional Business Manager, which consent may be withheld. Professional Business Manager may assign or transfer its rights and obligations under this Agreement only in the following situations: (a) pursuant to a merger of Professional Business Manager into another entity or the sale of substantially all of the assets of Professional Business Manager; (b) pursuant to the sale and/or assignment of all of this Agreement with the Practice's consent, which shall not be unreasonably withheld;
(c) pursuant to a transfer or assignment of this Agreement to one of Professional Business Manager's subsidiaries; affiliates, or sister corporations or (d) pursuant to any transfer or assignment to or by any financial lender of the Professional Business Manager, and this Agreement is subordinate to the rights of such lender. After such assignment and transfer, the Practice agrees to look solely to such assignee or transferee for performance of this Agreement.

     8.7     Arbitration.  Any  and  every dispute of any nature whatsoever that
             -----------
may arise between the Parties, whether sounding in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to or involving the construction, performance or breach of this Agreement or any other agreement between the Parties, whether entered into prior to, on, or subsequent to the date of this Agreement, or those arising under any federal, state or local law, regulation or ordinance, shall be determined by binding arbitration in accordance with the then-current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this paragraph. The arbitration shall be conducted by a single neutral arbitrator. The Parties shall endeavor to select a neutral arbitrator by mutual agreement. If such agreement cannot be reached within thirty (30) calendar days after a dispute has arisen which is to be decided by arbitration, any Party or the Parties jointly shall request the American Arbitration Association to submit to each Party an identical panel of fifteen (15) persons. Alternate strikes shall be made to the panel, commencing with the Party bringing the claim, until the name of one (1) person remains. The Parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators. The person thus remaining shall be the arbitrator for such arbitration. The arbitrator shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing. The award made by the arbitrator shall be final and binding upon the Parties thereto and the subject matter thereof. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sec.Sec. 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The arbitrator shall have no authority to award punitive or exemplary damages or any statutory multiple damages, and shall only have the authority to award compensatory damages, arbitration costs, attorney's fees, declaratory relief, and permanent injunctive relief, if applicable. Unless otherwise agreed by the parties, the arbitration shall be held in Dallas, Texas. This Section 8.7 shall not prevent either Party from seeking a temporary restraining order or temporary or preliminary injunctive relief from a court of competent jurisdiction in order to protect its rights under this Agreement. In the event a Party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this Section 8.7, which shall continue to govern any and every dispute between the Parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

     8.8     Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT WAIVES
             --------------------
ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THOSE DISPUTES RELATING TO, OR INVOLVING IN ANY WAY, THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this Agreement, each of the parties hereto acknowledges and agrees that it has had an opportunity to consult with legal counsel and that he/she it knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any federal, state or local law, regulation or ordinance notwithstanding.

     8.9     Waiver  of  Breach.  The  waiver  by  either  Party  of a breach or
             ------------------
violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

     8.10     Enforcement.  In the event either Party resorts to legal action to
              -----------
enforce or interpret any provision of this Agreement, the prevailing Party shall be entitled to recover the costs and expenses of such action so incurred, including, without limitation, reasonable attorneys' fees.

     8.11     Gender  and  Number.  Whenever  the  context  of  this  Agreement
              -------------------
requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

     8.12     Additional  Assurances.  Except  as  may  be  herein  specifically
              ----------------------
provided to the contrary, the provisions of this Agreement shall be self-operative and shall not require further agreement by the Parties; provided, however, at the request of either Party, the other Party shall execute such additional instruments and take such additional acts as are reasonable and as the requesting Party may deem necessary to effectuate this Agreement.

     8.13     Consents,  Approvals,  and  Exercise of Discretion.  Whenever this
              --------------------------------------------------
Agreement requires any consent or approval to be given by either Party, or either Party must or may exercise discretion, and except where specifically set forth to the contrary, the Parties agree that such consent or approval shall not be unreasonably withheld or delayed, and that such discretion shall be reasonably exercised.

     8.14     Force  Majeure.  Neither  Party shall be liable or deemed to be in
              --------------
default for any delay or failure in performance under this Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either Party's employees, or any other similar cause beyond the reasonable control of either Party unless such delay or failure in performance is expressly addressed elsewhere in this Agreement. Notwithstanding the same, the Parties hereto agree to continue this Agreement to the best degree they can so long as reasonably possible and the Practice shall not be excused from its obligations under Sections 4.1, 6.4 and 6.5 pursuant to this Section 8.14.

     8.15     Severability.  The Parties hereto have negotiated and prepared the
              ------------
terms of this Agreement in good faith with the intent that each and every one of the terms, covenants and conditions herein be binding upon and inure to the benefit of the respective Parties. Accordingly, if any one or more of the terms, provisions, promises, covenants or conditions of this Agreement or the application thereof to any person or circumstance shall be adjudged or rendered to any extent invalid, unenforceable, void or voidable for any reason whatsoever by a court of competent jurisdiction, an arbitration tribunal, a regulatory agency, or statute, such provision shall be reformed, construed and enforced as if such unenforceable provision had not been contained herein, and each and all of the remaining terms, provisions, promises, covenants and conditions of this Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. To the extent this Agreement is in violation of applicable law, then the Parties agree to negotiate in good faith to amend the Agreement, to the extent possible consistent with its purposes, to conform to law.

     8.16     Press  Releases  and  Public  Announcements.  Except  as otherwise
              -------------------------------------------
required by law or by applicable rules of any securities exchange or association of securities dealers, neither the Practice nor the Professional Business Manager shall issue any press release, make any public announcement or otherwise disclose any information for the purpose of publication by any print, broadcast or other public media, relating to the transactions contemplated by this Agreement, without the prior approval of the other Party.

     8.17     Divisions  and  Headings.  The  division  of  this  Agreement into
              ------------------------
articles, sections, and subsections and the use of captions and headings in connection therewith are solely for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

     8.18     Amendments  and  Execution.  This  Agreement  and  any  amendments
              --------------------------
hereto shall be in writing and executed in multiple copies on behalf of the Practice by its President, and on behalf of Professional Business Manager by an officer. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument.

     8.19     Licenses, Permits and Certificates.  Professional Business Manager
              ----------------------------------
and the Practice shall each obtain and maintain in effect, at all times during the term of this Agreement, all licenses, permits and certificates required by law which are applicable to the performance of their respective obligations pursuant to this Agreement.

     8.20     No  Third  Party  Beneficiaries.  Except  as  otherwise  provided
              -------------------------------
herein, this Agreement shall not confer any rights or remedies upon any person other than Professional Business Manager and the Practice and their respective successors and permitted assigns.

     8.21     Compliance  with  Applicable  Laws.  Professional Business Manager
              ----------------------------------
and the Practice shall comply with all applicable federal, state and local laws, regulations, rules and restrictions in the conduct of their obligations under this Agreement.

     8.22     Language  Construction.  The  Practice  and  Professional Business
              ----------------------
Manager acknowledge that each Party hereto and its counsel have reviewed and revised this Agreement and agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

     8.23     Mutual  Release.  The  Practice  and Professional Business Manager
                      -------
both hereby unconditionally and irrevocably release, remise, acquit, forever discharge and covenant not to sue the other for any and all claims that the other had, asserted or could have asserted against the other arising out of the relationship between the Parties or the Terminated Business Management Agreement on the effective date of this Agreement or any time prior thereto.

     8.23     Entire  Agreement.  With  respect  to  the  subject matter of this
              -----------------
Agreement, this Agreement supersedes all previous contracts and constitutes the entire agreement between the Parties. Neither Party shall be entitled to benefits other than those specified herein. No prior oral statements or contemporaneous negotiations or understandings or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized unless incorporated herein by amendment as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s). The Parties specifically acknowledge that, in entering into and executing this Agreement, the Parties rely solely upon the representations and agreements contained in this Agreement and no others.

     8.24     Authority.  Professional  Business Manager and the Practice hereby
              ---------
warrant and represent to each other that they have the requisite corporate authority to execute and deliver this Agreement in their respective names.


     IN WITNESS WHEREOF, the Practice and Professional Business Manager have caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.


                                                                  "The Practice"
                                       S.L. CHRISTENSEN, O.D. & ASSOCIATES, P.C.


                                                                             By:
                                         Stephen L. Christensen, O.D., President


                                                 "Professional Business Manager"
                                                                EYEMASTERS, INC.


                                                                             By:
                             Title: ____________________________________________

                                    EXHIBIT A
                               PRACTICE LOCATIONS

     Address                                        Monthly  Rental  Rate

1.     #70     Fiesta  Crossing                              $1,000
          1660  S.  Alma  School  Road
          Mesa,  AZ  85210-3090

2.     #95     Metrocenter                                   $2,000
          9658  Metro  Parkway  East
          Phoenix,  AZ  85051-1511

3.     #101     Dobson  Shores                               $1,000
          1938  S.  Dobson  Road
          Mesa,  AZ  85202-5658

4.     #122     Desert  Sky                                  $2,000
          7611  W.  Thomas  Road
          Phoenix,  AZ  85033-5441

5.     #123     Christown  Mall                              $1,000
          1645  W.  Bethany  Home  Road
          Phoenix,  AZ  85015-2507

6.     #134     Scottsdale  Pavillions                       $1,000
          9039  E.  Indian  Bend  Road
          Scottsdale,  AZ  85250

7.     #219     Arrowhead  Towne  Center                     $5,000
          7700  West  Arrowhead  Town  Center
          Glendale,  AZ  85308

8.     #244     Scottsdale  Fashion  Square                  $1,000
          7000  E.  Camelback  Road  #2001
          Scottsdale,  AZ  85251

9.     #254     Ahwatukee  Foothills  Towne  Center          $2,000
          4933  E.  Ray  Road,  Suite  9B
          Phoenix,  Maricopa  County,  Arizona

10.     #14     Chandler                                     $1,000
          3111  W.  Chandler  Boulevard,  Suite  1124
          Phoenix,  Arizona

11.     #96     Superstition  Springs                        $2,000
          5555  -  2410  E.  Southern  Avenue
          Mesa,  Arizona

                                  EXHIBIT 3.14

                                 HIPAA ADDENDUM

     Practice is receiving and Business Manager is providing business management services in connection with the operation of Practice, pursuant to the terms of the Professional Business Management Agreement . This Addendum sets forth certain terms that will apply to the relationship between Practice and Business Manager including that relationship arising out of the Professional Business Management Agreement , and which are required by the privacy regulations promulgated pursuant to the Health Insurance Portability and Accountability Act, as amended ("HIPAA"). The parties agree as follows:

1.     Definitions.  Unless  otherwise  specified  in  this  Addendum,  all
       -----------
capitalized  terms not otherwise defined shall have the meanings established for
       ---
purposes of Title 45 parts 160 and 164 of the United States Code of Federal Regulations, as amended from time to time. For purposes of clarification, the following terms shall have the definitions as set forth herein below:

(a)     Privacy  Rule.  "Privacy  Rule"  shall  mean  the  HIPAA  Regulations as
        -------------
codified  in  45  CFR  Parts  160  and  164.

(b)     Protected  Health  Information.  "Protected Health Information" or "PHI"
        ------------------------------
shall mean any information, whether oral or recorded in any form or medium: (i) that relates to the past, present, or future physical or mental condition of an individual; the provision of health care to an individual; or the past, present, or future payment of the provision of health care to an individual; and (ii) that identifies the individual, or with respect to which there is reasonable basis to believe the information can be used to identify the individual, and shall have the meaning given to such term in the Privacy Rule.

2.     Professional  Business  ManagementAgreement.  If  any  provisions of this
       -------------------------------------------
Addendum conflict with any of the terms of the Professional Business Management Agreement or any other agreement between the parties, the terms of this Addendum shall control.

3.     HIPAA  Compliance.
       -----------------

     3.1 This Section 3 applies only in the event that Business Manager is receiving from, or creating or receiving on behalf of Practice, Protected Health Information ("PHI"), as defined in the Privacy Rule, pursuant to any agreement or other relationship between the parties.

3.2 Business Manager understands and acknowledges that it may receive PHI from or create or receive PHI on behalf of Practice during the performance of the Professional Business Management Agreement. Business Manager may not use or disclose of PHI except for the purpose of performing Business Manager' obligations under the Professional Business Management Agreement and as permitted under the Professional Business Management Agreement and Addendum, if such use or disclosure of PHI would not violate the Privacy Rule if done by Practice. Business Manager may (a) use and disclose the PHI in its possession for its proper management and administration, provided that disclosures are required by law, or Business Manager obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as required by law or for the purpose for which it was disclosed to the person, and the person notifies the Business Manager of any instances of which it is aware in which the confidentiality of the information has been breached; and (b) de-identify any and all PHI, provided that Business Manager de-identifies the PHI in accordance with the Privacy Rule.

3.3 With regard to its use and/or disclosure of PHI, Business Manager hereby agrees that Business Manager shall:

(a) not use or disclose any PHI except as permitted by the Professional Business Management Agreement, this Addendum, or required by law;
(b) not use or further disclose the PHI in a manner that would violate the requirements of applicable law, if done by Practice;
(c) at all times maintain and use appropriate safeguards to prevent use or disclosure of any PHI other than as permitted or required by the Professional Business Management Agreement or this Addendum;
(d) report to Practice any use or disclosure of any PHI of which it becomes aware that is not permitted by the Professional Business Management Agreement or this Addendum;
(e) ensure that any subcontractor or agent to whom it provides any PHI received from Practice agrees in writing to the same conditions and restrictions that apply to Business Manager with regard to the PHI, including, without limitation, all of the requirements of this Section;
(f) within ten days of receiving a written request from Practice make available to Practice the PHI necessary for Practice to respond in accordance with the Privacy Rule to an individual's request for access to PHI;
(g) within ten days of receiving a written request from Practice, incorporate any amendments or corrections to the PHI from Practice, in accordance with the Privacy Rule;
(h) within ten days of receiving a written request from Practice, make available the information required for Practice to provide an accounting of disclosures, in accordance with the Privacy Rule;
(i) document such disclosures of PHI and information related to such disclosures as would be required for Practice to respond to a request by an individual for an accounting of disclosures of PHI in accordance with the Privacy Rule.
(j) make Business Manager' internal practices, books, and records relating to the use and disclosure of PHI received from Practice available to the Secretary of the United States Health and Human Services for purposes of determining Practice's compliance with applicable law (in all events, shall immediately notify upon receipt by Business Manager of any such request, and shall provide Practice with copies of any such materials); and
(k) within ten days of the termination of the Professional Business Management Agreement, return to Practice or destroy all PHI related to that Professional Business Management Agreement, and retain no copies in any form whatsoever. If return or destruction is not feasible, Business Manager agrees to extend any and all protection contained in this Addendum to any PHI retained after termination and limit further uses and disclosures to those purposes that make the return or destruction infeasible.

     3.4 Upon Practice's knowledge of a material breach of this Addendum by Business Manager, Practice shall provide Business Manager notice of such breach and afford Business Manager an opportunity to cure such breach; provided, however, that if Business Manager fails to cure the breach within the time specified by Practice based upon the extent and seriousness of the breach, Practice may immediately terminate the Professional Business Management Agreement.

4.     Construction.  The  terms and conditions of this Addendum required by the
       ------------
Privacy Rule shall be construed in light of any applicable interpretation of and/or guidance on the Privacy Rule issued by HHS or the Office of Civil Rights ("OCR") from time to time.

5.     Effective Date.  Each term and condition of this Addendum required by the
       --------------
Privacy Rule shall be effective on the compliance date applicable to Practice under the Privacy Rule. All other provisions of this Addendum shall be effective upon the date this Addendum is executed by all parties below. This Addendum shall survive any termination of the Professional Business Management Agreement.

                                  EXHIBIT 4.12

                SHAREHOLDERS' UNDERTAKING TO MAINTAIN PRACTICE'S
              ----------------------------------------------------
                    CORPORATE EXISTENCE AND ENFORCE COVENANT
                  --------------------------------------------
                                 NOT TO COMPETE
                                ----------------

     As an inducement to the Professional Business Manager to enter into this Professional Business Management Agreement with the Practice or as required in the Professional Business Management Agreement, each of the undersigned person(s), having an ownership interest in the Practice, irrevocably and unconditionally covenants and agrees to maintain in good standing the corporate existence of the Practice under the laws of the state of Arizona and to cause the Practice to abide by the restrictive covenant contained in Section 4.7. The undersigned persons further unconditionally covenant and agree to indemnify and hold harmless Professional Business Manager from and against any and all claims requirements, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting in any manner from the failure of the Practice to remain in good standing under the laws of Arizona the failure of the Practice to abide by the restrictive covenants in Section 4.7 of the Professional Business Management Agreement. The undersigned acknowledges that he or she has received adequate consideration for the execution hereof. This undertaking may be assumed by a successor to Shareholder or Shareholders, whereupon the undersigned shall be released to the extent of such assumption, provided that any such successor Shareholder executes a form similar to this.

     IN WITNESS WHEREOF, the undersigned(s) have executed this Shareholders' Undertaking as of the day and year written opposite such Shareholder's name.


Date:  May  ___,  2003                              ____________________________
                                                    Stephen L. Christensen, O.D.

                                  EXHIBIT 5.1

                              BASE MANAGEMENT FEE
                              ---------------------

     The Management Fee shall be equal to the sum of $25,000 each month for the eleven practice locations identified below.

1.     #70     Fiesta  Crossing
               1660  S.  Alma  School  Road
               Mesa,  AZ  85210-3090

2.     #95     Metrocenter
               9658  Metro  Parkway  East
               Phoenix,  AZ  85051-1511

3.     #101     Dobson  Shores
                1938  S.  Dobson  Road
                Mesa,  AZ  85202-5658

4.     #122     Desert  Sky
                7611  W.  Thomas  Road
                Phoenix,  AZ  85033-5441

5.     #123     Christown  Mall
                1645  W.  Bethany  Home  Road
                Phoenix,  AZ  85015-2507

6.     #134     Scottsdale  Pavillions
                9039  E.  Indian  Bend  Road
                Scottsdale,  AZ  85250

7.     #219     Arrowhead  Towne  Center
                7700  West  Arrowhead  Town  Center
                Glendale,  AZ  85308

8.     #244     Scottsdale  Fashion  Square
                7000  E.  Camelback  Road  #2001
                Scottsdale,  AZ  85251

9.     #254     Ahwatukee  Foothills  Towne  Center
                4933  E.  Ray  Road,  Suite  9B
                Phoenix,  Maricopa  County,  Arizona


10.     #14     Chandler
                3111  W.  Chandler  Boulevard,  Suite  1124
                Phoenix,  Arizona

11.     #96     Superstition  Springs
                5555  -  2410  E.  Southern  Avenue
                Mesa,  Arizona